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                                                                  EXHIBIT 10.55

                    100% QUOTA SHARE RETROCESSION AGREEMENT
                                 (TRADITIONAL)

                                 BY AND BETWEEN

                      ST. PAUL REINSURANCE COMPANY LIMITED

                                 (RETROCEDANT)

                                      and

                            PLATINUM RE (UK) LIMITED

                               (RETROCESSIONA1RE)

                         DATED AS OF 27 November, 2002

THIS QUOTA SHARE RETROCESSION AGREEMENT (this "Agreement"), effective as of 12:01 a.m. London time on the day following receipt by Retrocessionaire of permission from the Financial Services Authority under Part IV of the Financial Services and Markets Act 2000 to conduct reinsurance business in the United Kingdom (such time the Effective Time" and such date the "Effective Date") is made by and between ST. PAUL REINSURANCE COMPANY LIMITED, a United Kingdom domiciled insurance company ("Retrocedant"), and PLATINUM RE (UK) LIMITED, a United Kingdom domiciled insurance company ("Retrocessionaire").

All capitalised terms used but not defined herein shall have the meanings ascribed to such terms in the Formation and Separation Agreement dated 28th October, 2002 between Platinum Underwriters Holdings, Ltd., the ultimate parent of Retrocessionaire, and The St. Paul Companies, Inc., the ultimate parent of Retrocedant.

WHEREAS, Retrocedant has agreed to retrocede to Retrocessionaire, and Retrocessionaire has agreed to assume by indemnity reinsurance, a one hundred percent (100%) quota share of the liabilities arising pursuant to the Reinsurance Contracts (as defined hereunder), subject to the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and promises and upon the terms and conditions set forth herein, the parties hereto agree as follows.

BUSINESS COVERED; EXCLUSIONS

      Retrocedant hereby obligates itself to retrocede to Retrocessionaire and Retrocessionaire hereby obligates itself to accept, pursuant to the terms of this Agreement, a one hundred percent (100%) quota share of any and all liabilities incurred by Retrocedant under all reinsurance and retrocession contracts (each, a "Reinsurance Contract") that are new or renewal traditional reinsurance contracts entered into by Retrocedant on or after the Effective Date pursuant to Clause 4.1 or Clause 4.3 of Part B of the UK Underwriting Agency and Underwriting Management Agreement (the "Agency Agreement") between Retrocedant and Retrocessionaire dated 1st November, 2002 and that Retrocedant has consented to being retroceded to Retrocessionaire. No retrocession shall attach with respect to any contracts of reinsurance of any kind or type whatsoever issued and/or assumed by Retrocedant, other than the Reinsurance Contracts.

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TERM

      This Agreement shall be continuous as to the Reinsurance Contracts. Except as mutually agreed in writing by Retrocedant and Retrocessionaire, this Agreement shall remain continuously in force until all Reinsurance Contracts are terminated, expired, cancelled or commuted.

COVERAGE

      The Coverage Period will be the period from and including the Effective Time through the commutation, expiration or final settlement of all liabilities under any of the Reinsurance Contracts.

PREMIUMS AND COMMISSION

      Retrocedant shall transfer to Retrocessionaire with respect to all Reinsurance Contracts, one hundred percent (100%) of all gross premiums written on or after the Effective Time, net of premium returns, allowances and cancellations and less any applicable Retrocedant Ceding Commission and Inuring Retrocession premiums.

RETROCEDANT CEDING COMMISSION

      With respect to the Reinsurance Contracts, Retrocessionaire shall pay to Retrocedant a ceding commission (the "RETROCEDANT CEDING COMMISSION"), and such Retrocedant Ceding Commission shall equal 100 percent (100%) of the actual expenses incurred in writing each Reinsurance Contract, including actual ceding commissions and brokerage fees, as determined in accordance with Retrocedant's customary practices and procedures and as submitted to The St. Paul Companies, Inc., all as allocable pro rata to periods from and after the Effective Time. Retrocedant Ceding Commission shall also include all underwriting fees and other costs and expenses paid by Retrocedant pursuant to the Agency Agreement between Retrocedant and Retrocessionaire, and all underwriting and other expenses incurred by Retrocedant on or after the Effective Time with respect to the liabilities transferred hereunder, as determined in accordance with Retrocedant's customary practices and procedures.

ORIGINAL CONDITIONS

      All retrocessions assumed under this Agreement shall be subject to the same rates, terms, conditions, waivers and interpretations, and to the same modifications and alterations, as the respective Reinsurance Contracts.

INURING RETROCESSIONS

ALLOCATION TO RETROCESSIONAIRE

      Retrocedant agrees that the retrocession contracts purchased by the reinsurance division of The St. Paul ("ST. PAUL RE") from third party retrocessionaires ("THIRD PARTY RETROCESSIONAIRES") on behalf of Retrocedant prior to the Effective Time that are listed on Exhibit A hereto shall inure to the benefit of Retrocessionaire to the extent of liabilities covered under this Agreement ("Inuring Retrocessions"), subject to the agreed allocations in Exhibits B, C and D. It is further understood and agreed that facultative and other reinsurances not listed on Exhibit A but relating to the Reinsurance Contracts shall also inure to the benefit of Retrocessionaire to the extent of liabilities covered under this Agreement and shall be considered Inuring Retrocessions under this Agreement.


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INURING RETROCESSIONS CLAIMS

      Each of the parties agrees to transfer to the other party all recoveries or any portion thereof that such party receives on or after the Effective Time pursuant to the Inuring Retrocessions which are allocated to the other party in the manner set forth in Exhibit B hereto. Retrocedant shall use its commercially reasonable efforts to collect any recoveries due to Retrocessionaire under the Inuring Retrocessions that indemnify the Retrocedant for losses or expenses payable or return of premium allocable to the Retrocessionaire and shall hold them on trust for, and pay them to or to the order of Retrocessionaire. The parties agree that Retrocessionaire's obligations to make payments pursuant to the Inuring Retrocessions or to reimburse Retrocedant pursuant to this Agreement shall not be waived by non-receipt of any such amounts. Retrocessionaire shall reimburse Retrocedant for one hundred percent (100%) of any expenses reasonably incurred by Retrocedant in attempting to make such collection, including all allocated expenses, as determined in accordance with St. Paul Re's customary practices and procedures. Retrocessionaire shall have the right to associate with Retrocedant, at Retrocessionaire's own expense, in any actions brought by Retrocedant to make such collections.

      In the event claims of Retrocedant and Retrocessionaire aggregate in excess of the applicable limit under an Inuring Retrocession, all limits applicable to either Retrocedant or Retrocessionaire shall be allocated between Retrocedant and Retrocessionaire in the manner set forth in Exhibit D hereto.

CONSIDERATION

      Retrocessionaire agrees to pay under the Inuring Retrocessions its share of all future premiums Retrocedant is obligated to pay pursuant to the terms of the Inuring Retrocessions to the extent that such premiums are allocable to Retrocessionaire in the manner set forth in Exhibit C hereto, and not otherwise paid by Retrocessionaire and to indemnify Retrocedant for all such premiums paid directly by Retrocedant, net of any ceding commissions and similar amounts paid by Third Party Retrocessionaires to Retrocedant.

TERMINATION OR COMMUTATION OF INURING RETROCESSIONS

      With respect to any Inuring Retrocessions providing coverage solely with respect to the Reinsurance Contracts, Retrocedant agrees, on behalf of itself and its affiliates, that Retrocedant shall not take any action or fail to take any action that would reasonably result in the termination or commutation of, or any material change in the coverage provided by, any Inuring Retrocession, without the prior written consent of the Retrocessionaire, such consent not to be unreasonably withheld.

      With respect to any Inuring Retrocessions providing coverage for both Reinsurance Contracts and to business not being transferred, neither party shall take any action or fail to take any action that would reasonably result in the termination or commutation of, or any material change in the coverage provided by, any Inuring Retrocession, without the prior written consent of the other party, such consent not to be unreasonably withheld.

LOSS AND LOSS EXPENSE; SALVAGE AND SUBROGATION; FOLLOW THE FORTUNES

      Retrocessionaire shall be liable for one hundred percent (100%) of all future loss, loss adjustment expenses, incurred but not reported losses and other payment obligations as incurred by Retrocedant under the Reinsurance Contracts on and after the Effective Date. Retrocessionaire shall have the right to all salvage and subrogation on the account of claims and settlements with respect to the Reinsurance Contracts.


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      In the event of a claim under a Reinsurance Contract, Retrocedant will assess the validity of the claim and make a determination as to payment, consistent with the claims handling guidelines previously provided to Retrocedant in writing by Retrocessionaire and Retrocessionaire may exercise its rights under the Administration subsection in respect thereof. Retrocedant shall provide prompt notice of any claim in excess of USD500,000 or GBP325,000 to Retrocessionaire. All payments made by Retrocedant, whether under strict contract terms or by way of compromise, shall be binding on Retrocessionaire. In addition, if Retrocedant refuses to pay a claim in full and a legal proceeding results, Retrocessionaire will be unconditionally bound by any settlement agreed to by Retrocedant or the adverse judgment of any court or arbitrator (which could include any judgment for bad faith, punitive damages, excess policy limit losses or extra contractual obligations) and Retrocedant may recover with respect to such settlements and judgments under this Agreement. Though Retrocedant will settle such claims and litigation in good faith, Retrocessionaire is bound to accept the settlements paid by Retrocedant and such settlements may be for amounts that could be greater than the amounts that would be agreed to by Retrocessionaire if Retrocessionaire were to settle such claims or litigation directly. It is the intent of this Agreement that Retrocessionaire shall in every case in which this Agreement applies and in the proportion specified herein "follow the fortunes" of Retrocedant in respect of risks Retrocessionarire has accepted under this Agreement.

EXTRA CONTRACTUAL OBLIGATIONS

      In the event Retrocedant or Retrocessionaire is held liable to pay any punitive, exemplary, compensatory or consequential damages because of alleged or actual bad faith or negligence related to the handling of any claim under any Reinsurance Contract or otherwise in respect of such Reinsurance Contract, the parties shall be liable for such damages in proportion to their responsibility for the conduct giving rise to the damages. Such determination shall be made by Retrocedant and Retrocessionaire, acting jointly and in good faith, and in the event the parties are unable to reach agreement as to such determination, recourse shall be had to the Arbitration Section hereof.

ADMINISTRATION OF REINSURANCE CONTRACTS

ADMINISTRATION

      The parties agree that, as of the Effective Time, Retrocedant shall have the sole authority to administer the Reinsurance Contracts in all respects, which authority shall include, but not be limited to, authority to bill for and collect premiums, adjust all claims and handle all disputes thereunder and to effect any and all amendments, commutations and cancellations of the Reinsurance Contracts, subject, however, in the case of administration of claims, to all claims handling guidelines provided in advance in writing by Retrocessionaire to Retrocedant. Retrocedant shall not, on its own, settle any claim, waive any right, defence, setoff or counterclaim relating to the Reinsurance Contracts with respect to amounts in excess of USD500,000 or GBP325,000 or make any ex gratia payments, and shall not amend, commute or terminate any of the Reinsurance Contracts, in each case without the prior written consent of Retrocessionaire.

      Notwithstanding the foregoing, to the extent permitted by law, Retrocessionaire may, at its discretion and at its own expense, assume the administration, defence and settlement of any claim upon prior written notice to Retrocedant. Upon receipt of such notice, Retrocedant shall not compromise, discharge or settle such claim except with the prior written consent of Retrocessionaire. Retrocessionaire shall not take any action in the administration of such claim that would reasonably be expected to adversely affect Retrocedant, its business or its reputation, without the prior written


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      consent of Retrocedant. Subject to the terms of the Extra Contractual
      Obligations Section hereof, Retrocessionaire shall indemnify Retrocedant for all Losses, including punitive, exemplary, compensatory or consequential damages arising from such assumption of the conduct of such settlement pursuant to the Indemnification Section herein.

REPORTING AND REGULATORY MATTERS

      Each party shall provide the notices and filings required to be made by it to relevant regulatory authorities as a result of this Agreement. Notwithstanding the foregoing, each party shall provide to the other party any information in its possession regarding the Reinsurance Contracts as reasonably required by the other party to make such filings and in a form as agreed to by the parties.

DUTY TO COOPERATE

      Upon the terms and subject to the conditions and other agreements set forth herein, each party agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other party in doing, all things necessary or advisable to perform the transactions contemplated by this Agreement.

COMMUNICATIONS RELATING TO THE REINSURANCE CONTRACTS

      Following the Effective Time, Retrocedant and Retrocessionaire shall each promptly forward to the other copies of all material notices and other written communications it receives relating to the Reinsurance Contracts (including, without limitation, all inquiries and complaints from relevant insurance regulators, brokers and other service providers and reinsureds and all notices of claims, suits and actions for which it receives service of process.)

REPORTS AND REMITTANCES

REPORT FROM RETROCEDANT

      Within 30 days after the close of each month, Retrocedant shall provide Retrocessionaire with a summary statement of account for the previous month showing all activity relating to each of the Reinsurance Contracts, including related administration costs and expenses incurred by Retrocedant, consisting of the categories of information set forth in Exhibit E hereto. The monthly statement of account shall also provide a breakdown of any amounts due to Retrocedant or Retrocessionaire, as the case may be, as reimbursement for paid claims, collected premiums or other amounts due pursuant to the terms of this Agreement, including amounts relating to Inuring Retrocessions.

REMITTANCES

      Within ten Business Days after delivery of each monthly report pursuant to the Report subsection of this Section, Retrocedant and Retrocessionaire shall settle all amounts then due under this Agreement for that month.

LATE PAYMENTS

      Should any payment due any party to this Agreement be received by such party after the due date for such payment under this Agreement, interest shall accrue from the date on which such payment was due until payment is received by the party entitled thereto, at an annual rate equal to the London Interbank Offered Rate quoted for six month periods as reported in The Wall Street Journal on the first Business Day of the


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      month in which such payment first becomes due plus one hundred basis points (the "Applicable Rate").

COST REIMBURSEMENT

      Retrocessionaire shall reimburse for its allocated share of all costs and expenses incurred by Retrocedant in administering the Reinsurance Contracts as set forth in Exhibit F hereto.

CURRENCY

      For purposes of this Agreement, where Retrocedant receives premiums or pays losses in currencies other than United States dollars, GBP or Euros, such premiums or losses shall be converted into GBP at the actual rates of exchange at which these premiums or losses are entered in the Retrocedant's books.

MAINTENANCE OF LICENSES

      Each of Retrocedant and Retrocessionaire hereby covenants to maintain at all times all licences and authorisations required to undertake the actions contemplated hereby.

ACCESS TO RECORDS

      From and after the Effective Date, Retrocedant shall afford to Retrocessionaire and its respective authorized accountants, counsel and other designated representatives (collectively, "REPRESENTATIVES") reasonable access (including using commercially reasonable best efforts to give access to Persons possessing information) during normal business hours to all data and information that is specifically described in writing (collectively, "INFORMATION") within the possession of Retrocedant relating to the liabilities transferred hereunder, insofar as such information is reasonably required by Retrocessionaire. Similarly, from and after the Effective Date, Retrocessionaire shall afford to Retrocedant, any Post-closing Subsidiary of Retrocedant and their respective Representatives reasonable access (including using commercially reasonable best efforts to give access to Persons possessing information) during normal business hours to Information within Retrocessionaire's possession relating to Retrocedant, insofar as such information is reasonably required by Retrocedant. Information may be requested under this Section for, without limitation, audit, accounting, claims, litigation (other than any claims or litigation between the parties hereto) and tax purposes, as well as for purposes of fulfilling disclosure and reporting obligations and for performing this Agreement and the transactions contemplated hereby.

      From and after the Effective Date, Retrocessionaire and Retrocedant or their designated representatives may inspect, at the place where such records are located, any and all data and information that is specifically described in writing within the possession of the other party hereto reasonably relating to this Agreement, on reasonable prior notice and during normal business hours. The rights of the parties under this Section shall survive termination of this Agreement and shall continue for as long as there may be liabilities under the Reinsurance Contracts or reporting or retention requirements under applicable law. In addition, each party shall have the right to take copies (including electronic copies) of any information held by the other party that reasonably relates to this Agreement or the Reinsurance Contracts. Each party shall, and shall cause its designated representatives to, treat and hold as confidential information any information it receives or obtains pursuant to this Section.


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INDEMNIFICATION

INDEMNIFICATION BY RETROCEDANT

      Retrocedant agrees to indemnify, defend and hold harmless Retrocessionaire, and its officers, directors and employees with respect to any and all Losses arising from any breach by Retrocedant of any representation, warranty or covenant herein. Retrocedant further agrees to indemnify, defend and hold harmless Retrocessionaire and its officers, directors and employees against any and all Losses arising out of Retrocedant's administration of the Reinsurance Contracts, including but not limited to extracontractual obligations, payments in excess of policy limits and settlements made in respect of any such claims to the extent arising from the gross negligence or wilful misconduct of Retrocedant except to the extent such actions are taken with the prior consent or direction of Retrocessionaire. Such indemnification obligations shall be limited to the aggregate of all fees paid to Retrocedant pursuant to the Cost Reimbursement subsection hereof.

 INDEMNIFICATION BY RETROCESSIONAIRE

      Retrocessionaire agrees to indemnify, defend and hold harmless Retrocedant, and its officers, directors and employees with respect to any and all Losses arising from any breach by Retrocessionaire of any representation, warranty or covenant herein. Retrocessionaire further agrees to indemnify, defend and hold harmless Retrocedant and its officers, directors and employees against any and all Losses arising out of Retrocessionaire's administration of the Reinsurance Contracts, including but not limited to extracontractual obligations, payments in excess of policy limits and settlements made in respect of any such claims.

INDEMNIFICATION PROCEDURES

      (a) If a party seeking indemnification pursuant to this Section (each, an "INDEMNITEE") receives notice or otherwise learns of the assertion by a Person (including, without limitation, any governmental entity) who is not a party to this Agreement or an Affiliate thereof, of any claim or of the commencement by any such Person of any Action (a "THIRD PARTY CLAIM") with respect to which the party from whom indemnification is sought (each, an "INDEMNIFYING PARTY") may be obligated to provide indemnification pursuant to the Indemnification by Retrocedant and the indemnification by Retrocessionaire subsections of this Section, such Indemnitee shall give such Indemnifying Party written notice thereof promptly after becoming aware of such Third Party Claim; provided that the failure of any Indemnitee to give notice as provided in this Section shall not relieve the Indemnifying Party of its obligations under this Section, except to the extent that such Indemnifying Party is prejudiced by such failure to give notice. Such notice shall describe the Third Party Claim in as much detail as is reasonably possible and, if ascertainable, shall indicate the amount (estimated if necessary) of the Loss that has been or may be sustained by such Indemnitee.

      (b) An Indemnifying Party may elect to defend or to seek to settle or compromise, at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, any Third Party Claim. Within 30 days of the receipt of notice from an indemnitee in accordance with subsection (a) of this Section (or sooner, if the nature of such Third Party Claim so requires), the indemnifying Party shall notify the Indemnitee of its election whether the Indemnifying Party will assume responsibility for defending such Third Party Claim, which election shall specify any reservations or exceptions. After notice from an Indemnifying Party to an Indemnitee of its election to assume the defence of a Third Party Claim, such Indemnifying Party shall not be


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            liable to such Indemnitee under this Section for any legal or other expenses (except expenses approved in writing in advance by the Indemnifying Party) subsequently incurred by such Indemnitee in connection with the defence thereof; provided that, if the defendants in any such claim include both the Indemnifying Party and one or more Indemnitees and in any Indemnitee's reasonable judgment a conflict of interest between one or more of such Indemnitees and such Indemnifying Party exists in respect of such claim or if the Indemnifying Party shall have assumed responsibility for such claim with reservations or exceptions that would materially prejudice such Indemnitees, such Indemnitees shall have the right to employ separate counsel to represent such Indemnitees and in that event the reasonable fees and expenses of such separate counsel (but not more than one separate counsel for all such Indemnitees reasonably satisfactory to the Indemnifying Party) shall be paid by such Indemnifying Party. If an Indemnifying Party elects not to assume responsibility for defending a Third Party Claim, or fails to notify an Indemnitee of its election as provided in this Section, such Indemnitee may defend or (subject to the remainder of this Section) seek to compromise or settle such Third Party Claim at the expense of the Indemnifying Party.

      (c) Neither an Indemnifying Party nor an Indemnitee shall consent to entry of any judgment or enter into any settlement of any Third Party Claim which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee, in the case of a consent or settlement by an Indemnifying Party, or the Indemnifying Party, in the case of a consent or settlement by the Indemnitee, of a written release from all liability in respect to such Third Party Claim.

      (d) If an Indemnifying Party chooses to defend or to seek to compromise or settle any Third Party Claim, the Indemnitee shall make available at reasonable times to such Indemnifying Party any personnel or any books, records or other documents within its control or which it otherwise has the ability to make available that are necessary or appropriate for such defence, settlement or compromise, and shall otherwise cooperate in a reasonable manner in the defence, settlement or compromise of such Third Party Claim.

      (e) Notwithstanding anything in this Section to the contrary, neither an Indemnifying Party nor an indemnitee may settle or compromise any claim over the objection of the other; provided that consent to settlement or compromise shall not be unreasonably withheld or delayed. If an Indemnifying Party notifies the Indemnitee in writing of such Indemnifying Party's desire to settle or compromise a Third Party Claim on the basis set forth in such notice (provided that such settlement or compromise includes as an unconditional term thereof the giving by the claimant or plaintiff of a written release of the Indemnitee from all liability in respect thereof) and the Indemnitee shall notify the Indemnifying Party in writing that such Indemnitee declines to accept any such settlement or compromise, such Indemnitee may continue to contest such Third Party Claim, free of any participation by such Indemnifying Party, at such Indemnitee's sole expense. In such event, the obligation of such Indemnifying Party to such Indemnitee with respect to such Third Party Claim shall be equal to (i) the costs and expenses of such Indemnitee prior to the date such Indemnifying Party notifies such Indemnitee of the offer to settle or compromise (to the extent such costs and expenses are otherwise indemnifiable hereunder) plus (ii) the lesser of (A) the amount of any offer of settlement or compromise which such Indemnitee declined to accept and (B) the actual out-of-pocket amount such indemnitee is obligated to pay subsequent to such date as a result of such Indemnitee's continuing to pursue such Third Party Claim.


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      (f)   In the event of payment by an Indemnifying Party to any indemnitee in connection with any Third Party Claim, such Indemnifying Party shall be subrogated to and shall stand in the place of such Indemnitee as to any events or circumstances in respect of which such Indemnitee may have any right or claim relating to such Third Party Claim against any claimant or plaintiff asserting such Third Party Claim or against any other Person. Such Indemnitee shall cooperate with such Indemnifying Party in a reasonable manner, and at the cost and expense of such Indemnifying Party, in prosecuting any subrogated right or claim.

      (g) Except with respect to claims relating to actual fraud, the indemnification provisions set forth in this Section are the sole and exclusive remedy of the parties hereto for any and all claims for indemnification under this Agreement.

SURVIVAL

      This Indemnification Section shall survive termination of this Agreement.

ARBITRATION

      All disputes and differences arising under or in connection with this Agreement shall be referred to arbitration under the Arbitration Rules of the A.I.D.A. Reinsurance and Insurance Arbitration Society of the UK ("ARIAS (UK)").

      The Arbitration Tribunal shall consist of three arbitrators, one to be appointed by the claimant party, one to be appointed by the respondent party and the third to be appointed by the two appointed arbitrators.

      The third member of the Tribunal shall be appointed as soon as practicable (and no later than 28 days) after the appointment of the two party-appointed arbitrators. The Tribunal shall be constituted upon the appointment of the third arbitrator.

      The Arbitrators shall be persons (including those who have retired) with not less than ten years' experience of insurance or reinsurance within the industry or as lawyers or other professional advisers serving the industry.

      Where a party fails to appoint an arbitrator within 14 days of being called upon to do so or where the two party-appointed arbitrators fail to appoint a third within 28 days of their appointment, then upon application ARIAS (UK) will appoint an arbitrator to fill the vacancy. At any time prior to appointment by ARIAS (UK) the party or arbitrators in default may make such appointment.

      The Tribunal may in its sole discretion make such orders and directions as it considers to be necessary for the final determination of the matters in dispute. The Tribunal shall have the widest discretion permitted under the law governing the arbitral procedure when making such orders or directions.

      The seat of arbitration shall be London.

      Each party shall bear the expense of its own arbitrator and shall share equally with the other party the expense of the third arbitrator and of the arbitration.

      This Arbitration Section shall survive termination of this Agreement.

INSOLVENCY

      In the event of the insolvency of Retrocedant, this reinsurance shall be payable directly to Retrocedant, or to its liquidator, receiver, conservator or statutory


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      successor on the basis of the liability of Retrocedant without diminution because of the insolvency of Retrocedant or because the liquidator, receiver, conservator or statutory successor of Retrocedant has failed to pay all or a portion of any claim.

      It is agreed, however, that the liquidator, receiver, conservator or statutory successor of Retrocedant shall give written notice to the Retrocessionaire of the pendency of a claim against Retrocedant indicating the Reinsurance Contract, which claim would involve a possible liability on the part of Retrocessionaire within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, Retrocessionaire may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defence or defences that it may deem available to Retrocedant or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by Retrocessionaire shall be chargeable, subject to the approval of the court, against Retrocedant as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to Retrocedant solely as a result of the defence undertaken by Retrocessionaire.

      As to all reinsurance made, ceded, renewed or otherwise becoming effective under this Agreement, the reinsurance shall be payable as set forth above by Retrocessionaire to Retrocedant or to its liquidator, receiver, conservator or statutory successor, except (i) where the Reinsurance Contracts specifically provide another payee in the event of the insolvency of Retrocedant, and (ii) where Retrocessionaire, with the consent of the reinsured or reinsureds under the Reinsurance Contracts, has assumed such Reinsurance Contract obligations of Retrocedant as direct obligations of Retrocessionaire to the payees under such Reinsurance Contracts and in substitution for the obligations of the Retrocedant to such payees.

      For the purposes of this Section, "insolvency of Retrocedant" shall occur if:

      (i) a winding up petition is presented in respect of Retrocedant or a provisional liquidator is appointed over it or if Retrocedant goes into administration, administrative receivership or receivership or if Retrocedant has a scheme of arrangement or voluntary arrangement proposed in relation to all or any part of its affairs; or

      (ii)  Retrocedant goes into compulsory or voluntary liquidation; or

      (iii) Retrocedant becomes subject to any other similar insolvency process (whether under the laws of England and Wales or elsewhere); and

      Retrocedant is unable to pay its debts as and when they fall due within the meaning of Section 123 of the Insolvency Act 1986 (or any statutory amendment or reenactment of that section).

OFFSET

      Retrocedant and Retrocessionaire shall have the right to offset any balance or amounts due from one party to the other under the terms of this Agreement. The party asserting the right of offset may exercise such right at any time whether the balances due are on account of premiums, losses or otherwise.

ERRORS AND OMISSIONS

      Any inadvertent delay, omission, error or failure shall not relieve either party hereto from any liability which would attach hereunder if such delay, omission, error or failure had not been made, provided such delay, omission, error or failure is rectified as soon as reasonably practicable upon discovery.

SECURITY

      As a condition precedent to this Agreement becoming effective, Retrocessionaire shall execute:

      (i) the custodian and investment accounting agreement with State Street Bank and Trust Company ("CUSTODIAN") in the form attached as Exhibit G hereto (the "CUSTODY AGREEMENT");

      (ii) the control agreement between Retrocedant, Retrocessionaire and Custodian in the form attached as Exhibit H hereto (the "CONTROL AGREEMENT");

      (iii) the discretionary investment advisory agreement with Alliance Capital Management L.P. ("INVESTMENT MANAGER") in the form attached as Exhibit I hereto (the "INVESTMENT ADVISORY AGREEMENT"); and

      (iv) the security agreement, pursuant to which Retrocessionaire grants a continuing first priority security interest in collateral accounts established with Custodian pursuant to the Custody Agreement, in the form attached as Exhibit J hereto (the "SECURITY AGREEMENT"):

      Retrocessionaire undertakes to notify Retrocedant in writing immediately upon becoming aware of the occurrence of a Relevant Event under the Security Agreement.

MISCELLANEOUS PROVISIONS

SEVERABILITY

      If any term or provision of this Agreement shall be held void, illegal, or unenforceable, the validity of the remaining portions or provisions shall not be affected thereby.

SUCCESSORS AND ASSIGNS

      This Agreement may not be assigned by either party without the prior written consent of the other. The provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns as permitted herein.

EQUITABLE RELIEF

      Each party hereto acknowledges that if it or its employees or agents violate the terms of this Agreement, the other party will not have an adequate remedy at law. In the event of such a violation, the other party shall have the right, in addition to any other rights that may be available to it, to obtain in any court of competent jurisdiction injunctive relief to restrain any such violation and to compel specific performance of the provisions of this Agreement. The seeking or obtaining of such injunctive relief shall not foreclose or limit in any way relief against either party hereto for any monetary damage arising out of such violation.

EXECUTION IN COUNTERPARTS

      This Agreement may be executed by the parties hereto in any number of counterparts and by each of the parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

NOTICES

      All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand (with receipt confirmed), or by facsimile (with transmission confirmed), or by certified mail, postage prepaid and return receipt requested, addressed as follows (or to such other address as a party may designate by written notice to the others) and shall be deemed given on the date on which such notice is received:

      If to Retrocedant:

      St. Paul Reinsurance Company Limited
      27 Camperdown Street
      London
      El 8DS
      Facsimile:  + 44 20 7488 6345
      Attention:  Company Secretary

      If to Retrocessionaire:

      Platinum Re (UK) Limited
      52, Lime Street,
      London, EC3M 7NL
      Facsimile:  020 7623 6610
      Attention:  Company Secretary

WIRE TRANSFER

      All settlements in accordance with this Agreement shall be made by wire transfer of immediately available funds on the due date, or if such day is not a Business Day, on the next day which is a Business Day, pursuant to the following wire transfer instructions:

      For credit to Platinum Re (UK) Limited
      USD Account
      Citibank, London
      Account Number 10445312
      SORT CODE 18-50-08

      GBP Account
      Citibank, London
      Account Number 10445320
      SORT CODE 18-50-08

      EUR Account
      Citibank, London
      Account Number 10445339
      SORT CODE 18-50-08

      For credit to St. Paul Reinsurance Company Limited
      USD Account
      Citibank, London
      Account Number 988529
      SORT CODE 18-50-08

      GBP Account
      Citibank, London
      Account Number 8560420
      SORT CODE 18-50-08

      EUR Account
      Citibank, London
      Account Number 8655197
      SORT CODE 18-50-08

      Payment may be made by cheque payable in immediately available funds in the event the party entitled to receive payment has failed to provide wire transfer instructions.

HEADINGS

      Headings used herein are not a part of this Agreement and shall not affect the terms hereof.

FURTHER ASSURANCES

      Each of the parties shall from time to time, on being reasonably requested to do so by the other party to this Agreement, do such acts and/or execute such documents in a form reasonably satisfactory to the party concerned as may be necessary to give full effect to this Agreement and securing to that party the full benefit of the rights, powers and remedies conferred upon it by this Agreement.

THIRD PARTY RIGHTS

      The Indemnification Section of this Agreement confers a benefit on the officers, directors and employees of Retrocedant and of Retrocessionaire (the "THIRD PARTIES") and, subject to the remaining provisions of this Section, is intended to be enforceable by the Third Parties by virtue of the Contracts (Rights of Third Parties) Act 1999.

      The parties to this Agreement do not intend that any term of this Agreement, apart from the indemnification Section, should be enforceable, by virtue of the Contracts (Rights of Third Parties) Act 1999, by any person who is not a party to this Agreement.

      Notwithstanding the foregoing provisions of this Third Party Rights Section, this Agreement may be rescinded or varied in any way and at any time by the parties to this Agreement without the consent of any or all of the Third Parties.

AMENDMENTS; ENTIRE AGREEMENT

      This Agreement may be amended only by written agreement of the parties. This Agreement, together with the Custody Agreement, the Control Agreement, the Investment Advisory Agreement, the Security Agreement and the Agency Agreement, supersedes all prior discussions and written and oral agreements and constitutes the sole and entire agreement between the parties with respect to the subject matter hereof.

GOVERNING LAW

      This Agreement shall be governed by English law.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorised representatives as of the date first above written.

                                        ST. PAUL REINSURANCE COMPANY
                                        LIMITED

                                        By /s/ T. Mahoney
                                          ----------------------------------
                                          Name: T. Mahoney
                                          Title: Managing Director


                                        PLATINUM RE (UK) LIMITED

                                        By /s/ G.R. Butler
                                          -----------------------------------
                                          Name: G.R. Butler
                                          Title: Finance Director

                                    EXHIBIT A

                              Inuring Retrocessions

FER 17/10/02

Platinum Re Inuring Reinsurance 17 10 02.xls

 PLATINUM RE UK / US / BERMUDA - SCHEDULE OF INURING REINSURANCE: PROPORTIONAL

      AS AT 17/10/02

Reference   Name of      Inception  Expiration
   No.      Contract        Date        Date          Cover                 Limit         Projected Prem.   Participants    % Placed
   ---      --------        ----        ----          -----                 -----         ---------------   ------------    --------
   1)       Worldwide      1/1/02    12/31/02    International         USD 40,000,000     USD 9m - USD      Nisshin - 50%      55%
            Property                             Property Risk         Aggregate Cession  12m [100% treaty  Nichido - 5%
            Excluding                            Excess of Loss &      Limit              estimate]
            Japan                                Catastrophe Excess
                                                 of Loss Business
                                                 (projects Europe)

   2)       UK/Eire Cat.   1/1/02    12/31/02    U.K./Eire Cat.Excess  GBP 100,000,000    GBP 5m [100%      Nisshin - 14%      29%
            XL Q.S./                             of Loss Traty         Aggregate Cession  treaty estimae]   PX Re - 10%
            1st &/2nd                            Business (protects    Limit                                TOA Re - 5%
            Surplus                              Europe)

   3)       UK/Europe      1/1/02    12/31/02    International         GBP 75,000,000     GBP 3m - GBP      Montpeller Re-    100%
            Cat. XL                              Property              Aggregate Cession  3.5M              100%
            Quota Share                          Catastrophe Excess    Limit
            Treaty                               of Loss Business
                                                 (protects Europe)

   4)       Japan Cat.     1/1/02    12/31/02    Japan/Japanese        USD 30,000,000     USD 1.2m          PX Re - 100%      100%
            XL Surplus                           Islands Property      Aggregate Cession
                                                 Cat. Excess of        Limit:
                                                 Loss Business         quake USD
                                                 (protects New         20,000,000
                                                 York & Europe)        Aggregate Cession
                                                                       Limit: windstorm

   5)      Casualty        1/1/96    12/31/02    Casualty Clash        20% Quota Share    $4,200,000        Auto-Owners      100%
           Clash                                 Casualty              of USD 7,500,000                     Ins. Co.
           Quota                                 Contingency,          any one
           Share                                 Casualty Cat.         occurrence
                                                 and Workers           etc.
                                                 Comp. Cat. (NY)


FER 17/10/02

Platinum Reiuring Reinsurance 17 10 02.xls

 PLATINUM RE UK / US / BERMUDA - SCHEDULE OF INURING REINSURANCE :
 NON-PROPORTIONAL

      AS AT 17/10/02

Reference   Name of    Inception   Expiration                                                                          Projected
   No.      Contract      Date        Date           Cover                Limit          Retention     Reinstatement     Premium
   ---      --------      ----        ----           -----                -----          ---------     -------------     -------
  1a)       Marine        5/5/01    4/30/02    Protects XL Europe       $1,500,000         $1,000,000     1 @ 100%        $360,000
            XL(a)                              Account              (pound)750,000     (pound)500,000                (pound)20,000

Reference
   No.       ROL     % Placed           Participants
   ---       ---     --------           ------------
  1a)        26.67%     100%     Px re - 44.20%
                                 Lloyd's Synd. 2121 (HYL) - 10%
                                 Cornhill Ins. - 33.33%
                                 XL Re - 12.47%

  1b)       Marine     1/1/02      12/31/02   Protects XL Europe        $5,000,000         $5,000,000     2 @ 100%       $1,125,000
            XL (b)                            Account             (pound)2,500,000   (pound)2,500,000                 (pound)62,500

  1b)        25.00%     100%     Lloyd's Synd. 1861 (BRM) - 20%
                                 QBE Intnl. London - 30%
                                 Cornhill - 25%
                                 Odyssey London Branch - 25%

  1c)       Marine     1/1/02      12/31/02   Protects XL Europe        $5,000,000        $10,000,000     2 @ 100%         $675,000
            XL (c)                            Account             (pound)2,500,000   (pound)5,000,000                 (pound)37,500

  1c)        15.00%     100%     QBE Intnl. London - 50%
                                 Cornhill - 25%
                                 Odyssey London Branch - 25%


  3a)       Joint      2/13/02     2/12/03    1st layer XS 5M         $2,500,000          $2,500,000        1 @ 100%       $875,000
            Risk                              aggregate,
            XOL
            Cover -
            First
            Layer


  3a)        35.00%     100%     Lloyd's Synd. 566 (STN) - 25%
                                 Lloyd's Synd. 780 (BFC) - 15%
                                 Gerling Global (UK) - 2.373%
                                 XL Re - 8.898%
                                 Transatlantic Re - 15%
                                 Lloyd's Synd. 626 (IRK) - 5.933%
                                 Lloyd's Synd. 2010 (MMX) - 4.449%
                                 Lloyd's Synd. 282 (LSM) - 4.449%
                                 GE Frankona - 8.898%


  3b)       Joint      2/13/02     2/12/03     Property Risk &         $5,000,000          $5,000,000        1 @ 100%     $2,000,000
            Risk                               Prorata Business
            XOL                                (all offices)
            Cover -
            Second
            Layer


Reference
   No.       ROL     % Placed           Participants
----------   ---     --------           ------------
  3b)        40.00%     100%     PX Re - 10%
                                 Lloyd's Synd. 566 (STN) - 10%
                                 Lloyd's Synd. 780 (BFC) - 15%
                                 Gerling Global (UK) - 4%
                                 XL Re - 15%
                                 Transatlantic Re - 20%
                                 Lloyd's Synd. 2010 (MMX) - 3.50%
                                 Lloyd's Synd. 282 (LSM) - 7.50%
                                 GE Frankona - 15%
                                 PX Re - 10%

  4a)       Interna-   3/8/02      3/7/03      International          $20,000,000         $50,000,000        1 @ 100%     $4,800,000
            tional                             Risk/Prorata/Cat.
            Cat.                               XL (all offices)
            XOL-First
            Layer


  4a)        24.00%     100%     Lloyd's Synd. 566 (STN) - 12.5%
                                 Lloyd's Synd. 780 (BFC) - 10%
                                 Lloyd's Synd. 282 (LSM) - 8%
                                 PX Re - 8%
                                 Renaissance Re - 25%
                                 Di Vinci Re - 12.5%
                                 Transatlantic Re - 10%
                                 GE Frankona - 10%
                                 Royan Bank of Canada - 4%

  4b)       Interna-   3/8/02      3/7/03      International          $30,000,000         $70,000,000        1 @ 100%     $4,500,000
            tional                             Risk/Prorata/Cat.
            Cat.                               XL (all offices)
            XOL-
            Second
            Layer


  4b)        15.00%     100%     Lloyd's Synd. 566 (STN) - 5%
                                 Lloyd's Synd. 780 (BFC) - 12.5%
                                 Lloyd's Synd. 626 (IRK) - 4.004%
                                 Lloyd's Synd. 2010 (MMX) - 1.202%
                                 Lloyd's Synd. 282 (LSM) - 10.01%
                                 Lloyd's Synd. 1096 (RAS) - 1.602%
                                 Gerling Global (UK) - 0.801%
                                 PX Re - 8.007%
                                 Folksamerica - 16.014%
                                 Renaissance Re - 8.007%
                                 Di Vinci Re - 4.004%
                                 Transatlantic Re - 7.5%
                                 Auto-Owners - 16.015%
                                 Royan Bank of Canada - 2.667%
                                 Protective - 2.667%

   7)    Caribbean   11/1/01  10/31/02  Caribbean        $15,000,000     $100,000    Nil   $3,450,00  23.00%  100%  Continental
         ILW XOL                        Property                                                                    Casualty - 100%
                                        business
                                        subject to an
                                        Industry Loss
                                        of USD 1.5
                                        Billion

  13)    Single      1/1/02   12/31/02  Covers           $200,000,000  79.4%  Traditonal bus.   $4,750,000   100%  Underwriters
         Period                         Aggregate                      93.5%  Non-traditional                      Reinsurance -
         Accident                       net losses                            business                             53.75%
         Year                           incurred on an                                                              London Life &
         Aggregae                       ultimate                                                                   General - 25%
         XOL                            accident year                                                              PMA Reins. 10%
         (Holborn)                      basis IRO all                                                              Hannover Re - 9%
                                        business written                                                           E & S Reins. -
                                        by All offices                                                             2.25%
                                        including
                                        Discovery Re.

  14)    Workers'   1/1/02   12/31/02   Covers Workers'  $50,000,000   $75,000,000              $10,000,000  100%  Swiss Re - 81.25%
         Compensa-  1/1/03   12/31/05   Compensation     $50,000,000   $75,000,000  Annual Agg.                    Hannover - 15%
         tion Cat.                      treaty business                             of 50M                         E & S Reins. -
         XOL                                                                                                       3.75%
         (Holborn)

  15)    Puerto     7/26/02  7/25/03    Property         $10,000,000       $10,000      Nil      $1,250,000  100%  ACE Tempest Re -
         Rico                           business                                                                   50%
         ILW XOL                        subject to an                                                              Renaissance Re -
                                        Industry Loss                                                              50%
                                        of USD 1.5
                                        Billion

                                   EXHIBIT B

                            Allocation of Recoveries

1. Recoveries allocable to this contract available under an Inuring Retrocession shall be allocated between the parties in proportion to the losses otherwise recoverable.

2. Any and all loss recoveries and premium adjustments allocable to this contract resulting from triggering the 2002 Holborn cover will be allocated between The St. Paul Companies and Retrocessionaire and its affiliates ("Platinum Re") based on variance from plan and in accordance with the existing methodology shown below.

      Variance from plan at an underwriting year level will be the basis for the allocation. The 2000, 2001 and 2002 underwriting year plan loss ratios associated with the 2002 calendar year plan loss ratio will be compared to indicated ultimate loss ratios for the same underwriting years. These indicated ultimate loss ratios are the same ones used to determine if the Holborn cover has been triggered. The 2002 underwriting year must be segmented into three pieces. Namely, that business written on Fire and Marine paper and subject to transfer, that written on Fire and Marine paper and not subject to transfer and that written on Platinum Re paper. The distinction is warranted as the cession to Platinum Re will be net of the Holborn cover. The variance in loss ratio by underwriting year will be multiplied by the respective underwriting year's EP component in the 2002 calendar year. This is the same EP by underwriting year that was used to calculate the total 2002 Holborn Year's EP. This dollar variance will be the basis for determining the distribution to be applied to the total loss recovery and AP. It is in this manner that the total loss recovery and AP attributable to the 2002 Holborn Year will be allocated to underwriting year. To the extent that the recoveries and AP's have been allocated to the 2000 and 2001 underwriting years they will be afforded to The St. Paul Companies. Similarly, the allocation to that part of the 2002 underwriting year pertaining to non-transferred business will also be realised by The St. Paul Companies. The allocation pertaining to business written on The St. Paul paper and transferred will be used in determining the net transferred business that will be ceded to Platinum Re. The remaining allocation associated with 2002 underwriting year business written on Platinum Re paper will inure to the benefit of Platinum Re directly. The margin for the 2002 Holborn cover will be distributed based on earned premium and allocated between The St. Paul Companies and Platinum Re by underwriting year.

                                    EXHIBIT C

                      Allocation of Retrocessional Premium

1. Ceded premium allocable to this contract will be allocated between the parties and to the underwriting year in proportion to the earned subject premium. Ceding commission will be allocated in the same manner.

2. Reinstatement premium allocable to this contract due in respect of non-proportional Inuring Retrocessions will be allocated between the parties in proportion to the related allocated recoverable losses.

3. Any and all loss recoveries and premium adjustments allocable to this contract resulting from triggering the 2002 Holborn cover will be allocated between The St. Paul Companies and Platinum Re based on variance from plan and in accordance with the existing methodology shown below.

      Variance from plan at an underwriting year level will be the basis for the allocation. The 2000, 2001 and 2002 underwriting year plan loss ratios assciated with the 2002 calendar year plan loss ratio will be compared to indicated ultimate loss ratios for the same underwriting years. These indicated ultimate loss ratios are the same ones used to determine if the Holborn cover has been triggered. The 2002 underwriting year must be segmented into three pieces. Namely, that business written on Fire and Marine paper and subject to transfer, that written on Fire and Marine paper and not subject to transfer and that written on Platinum Re paper. The distinction is warranted as the cession to Platinum Re will be net of the Holborn cover. The variance in loss ratio by underwriting year will be multiplied by the respective underwriting year's EP component in the 2002 calendar year. This is the same EP by underwriting year that was used to calculate the total 2002 Holborn Year's EP. This dollar variance will be the basis for determining the distribution to be applied to the total loss recovery and AP. It is in this manner that the total loss recovery and AP attributable to the 2002 Holborn Year will be allocated to underwriting year. To the extent that the recoveries and AP's have been allocated to the 2000 and 2001 underwriting years they will be afforded to The St. Paul Companies. Similarly, the allocation to that part of the 2002 underwriting year pertaining to non-transferred business will also be realised by The St. Paul Companies. The allocation pertaining to business written on The St. Paul paper and transferred will be used in determining the net transferred business that will be ceded to Platinum Re. The remaining allocation associated with 2002 underwriting year business written on Platinum Re paper will inure to the benefit of Platinum Re directly. The margin for the 2002 Holborn cover will be distributed based on earned premium and allocated between The St. Paul Companies and Platinum Re by underwriting year.

                                   EXHIBIT D

                              Allocation of Limits

Available limits under an Inuring Retrocession shall be allocated between the parties in proportion to the losses otherwise recoverable.

                                    EXH1BIT E

                          Form of Retrocedant's Report

Retrocedant will provide the following information on a monthly basis:

a) Transaction listing at assumed policy level showing all revenue items including booked premiums, booked acquisition costs and paid losses entered in Retrocedant's books during the relevant accounting period.

b) Claims listing at assumed policy level showing loss description, date of loss, paid amount and outstanding case reserve.

c) Listing of inuring retrocession amounts allocated to Retrocessionaire during the relevant accounting period including details of non-proportional inuring retrocession premiums and recoverables.

Note 1 relating to a) and b): Revenue and reserve amounts will be shown in the accounting currency used by Retrocedant for the purposes of its own books,

Note 2 relating to a) and b): Transaction and claims listings will include gross amounts and proportional inuring retrocession amounts.

Note 3 relating to c): Retrocession amounts will be paid to Retrocessionaire only following receipt by Retrocedant. These amounts together with any unpaid amounts that are due to Retrocessionaire but not yet received by Retrocedant will be included in the listing of inuring retrocession amounts.

                                   EXHIBIT F

                     Allocation of Administrative Expenses

Retrocessionaire shall pay to Retrocedant the "actual cost" to Retrocedant (which shall consist of retrocedant's direct and reasonable indirect costs), as certified in good faith by retrocedant. For greater certainty, the parties agree that "actual cost" will include any incremental and out-of-pocket costs incurred by Retrocedant in connection with the administrative services provided hereunder, including the conversion, acquisition and disposition cost of software and equipment acquired for the purposes of providing the services and the cost of establishing requisite systems and data feeds and hiring necessary personnel.

No later than 30 days following the last day of each calendar quarter, Retrocedant shall provide Retrocessionaire with a report setting forth an itemised list of the services provided to Retrocessionaire during such last calendar quarter, in a form agreed to by the parties. Retrocessionaire shall promptly (and in no event later than 30 days after receipt of such report, unless Retrocessionaire is contesting the amount set forth in the report in good faith) pay to Retrocedant by wire transfer of immediately available funds all amounts payable as set forth in such report. Each party will pay all taxes for which it is the primary obligor as a result of the provision of any service under this Agreement; provided, that Retrocessionaire shall be solely responsible for, and shall reimburse Retrocedant in respect of, any sales, gross receipts, value added or transfer tax payable with respect to the provision of any service under this Agreement, and any such reimbursement obligation shall be in addition to Retrocessionaire's obligation to pay for such service.

                                    EXHIBIT G

                                Custody Agreement

                  CUSTODIAN AND INVESTMENT ACCOUNTING AGREEMENT


      THIS AGREEMENT is made as of______________________ , 2002, by and among STATE STREET BANK AND TRUST COMPANY, A Massachusetts trust company ("STATE STREET") and each of PLATINUM UNDERWRITERS HOLDINGS, LTD., a Bermuda company; PLATINUM REGENCY HOLDINGS, an Irish holding company; PLATINUM UNDERWRITERS FINANCE, INC., a Delaware corporation; PLATINUM UNDERWRITERS BERMUDA, LTD., a Bermuda company; and PLATINUM RE (UK) LIMITED, a company organized under the laws of England and Wales (each, a "COMPANY").

                                   WITNESSETH:

      WHEREAS, the Company is the owner of certain assets; and

      WHEREAS, the Company desires to retain State Street to act as custodian of such assets, and State Street is willing to provide services to the Company upon the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

SECTION 1. EMPLOYMENT OF STATE STREET AND PROPERTY TO BE HELD BY IT.

      The Company hereby employs State Street as the custodian of certain assets held in one or more accounts (collectively, the "ACCOUNT"), including securities which the Company desires to be held in places within the United States ("DOMESTIC SECURITIES") and securities it desires to be held outside the United States ("FOREIGN SECURITIES"). State Street shall not be responsible for any property of the Company not delivered to State Street. State Street shall maintain separate books and records for the assets of each Company.

      Upon receipt of "PROPER INSTRUCTIONS" (as such term is defined in Section 4 hereof), State Street shall on behalf of the Company from time to time to employ one or more sub-custodians located in the United States. State Street may employ as sub-custodian for the Company's foreign securities foreign banking institutions and foreign securities depositories, but only in accordance with the applicable provisions of Section 3. State Street shall have no more or less responsibility or liability to the Company on account of any actions or omissions of any such sub-custodian so employed than any such sub-custodian has to State Street, provided that State Street has not acted with negligence or engaged in fraud or willful misconduct in choosing and monitoring such sub-custodian.

SECTION 2. DUTIES OF STATE STREET With RESPECT TO PROPERTY OF THE ACCOUNT HELD
           BY STATE STREET IN THE UNITED STATES.

      Section 2.1 Holding Securities. State Street shall hold and physically segregate for the account of the Company all non-cash property to be held by it in the United States including all domestic securities owned by the Company other than securities which are maintained pursuant to Section 2.8 in a clearing agency which acts as a securities depository or in a book-entry system authorized by the U.S. Department of the Treasury (each, a "U.S. SECURITIES SYSTEM").

      Section 2.2 Delivery Of Securities. State Street shall release and deliver domestic securities of the Account held by State Street or in a U.S. Securities System account of State Street only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

      1. Upon sale of such securities for the account of the Company and receipt of payment therefore;

      2. Upon the receipt of payment in connection with any repurchase agreement related to such securities entered into by the Company;

      3. In the case of a sale effected through a U.S. Securities System, in accordance with the provisions of Section 2.8. hereof;

      4. To the depository agent in connection with tender or other similar offers for securities of the Account;

      5. To the issuer thereofor its agent when such securities are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to State Street;

      6. To the issuer thereof, or its agent for transfer into the name of the Company or into the name of any nominee or nominees of State Street or into the name or nominee name of any agent appointed pursuant to Section 2.7 or into the name or nominee name of any sub-custodian appointed pursuant to Section 1 provided that, where they are not transferred into the name of the Company, State
            Street shall reflect in its books and records that the assets are held on behalf of the Company; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new investments are to be delivered to State Street.

      7. Upon the sale of such securities for the account of the Company, to the broker or its clearing agent, against a receipt, for examination in accordance with "street delivery" custom; provided that in any such case, State Street shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from State Streets Own negligence or willful misconduct;

      8. For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities. or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement; provided that, in any such case, the new securities and cash, if any, are to be delivered to State Street;

      9. In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities; provided that, in any such case, the new securities and cash, if any, are to be delivered to State Street;

      10. For delivery in connection with any loans of securities made by the Company, but only against receipt of adequate collateral as agreed upon from time to time by State Street and the Company, which may be in the form of cash or obligations issued by the United States government, its agencies or instrumentalities, except that in connection with any loans for which collateral is to be credited to State Street's account in the book-entry system authorized by the U.S. Department of the Treasury, State Street will not be held liable or responsible for the delivery of securities prior to the receipt of such collateral;

      11. For delivery as security in connection with any borrowings by the Company requiring a pledge of Account assets, but only against receipt of amounts borrowed;

      12. For delivery in accordance with the provisions of any agreement among the Company, State Street and a broker-dealer registered under the Securities Exchange Act of 1934 (the "EXCHANGE ACT") and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Company;

      13. For delivery in accordance with the provisions of any agreement among the Company, State Street, and a futures commission merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission ("CFTC") and/or any contract market, or any similar organization or organizations, regarding deposits in connection with transactions by the Company;

      14. For any other purpose, but only upon receipt of Proper Instructions from the Company, specifying the securities to be delivered, setting forth the purpose for which such delivery is to be made, and naming the person or persons to whom delivery of such securities shall be made.

      Section 2.3 Registration Of Securities. Domestic securities held by State Street (other than bearer securities) shall be registered in the name of the Company or in the name of any nominee of the Company or of any nominee of State Street which nominee shall be assigned exclusively with respect to the Account, or in the name or nominee name of any agent appointed pursuant to Section 2.7 or in the name or nominee name of any sub-custodian appointed pursuant to Section 1. All securities accepted by State Street on behalf of the Company under the terms of this Agreement shall be in "street name" or other good delivery form. If, however, the Company directs State Street to maintain Account securities in "street name," State Street shall use reasonable efforts only to timely collect income due to the Company on such securities and to notify the Company of relevant corporate actions including. without limitation, pendency of calls, maturities, tender or exchange offers.

      Section 2.4 Bank Accounts. State Street shall open and maintain a separate bank account or accounts in the United States in the name of the Company, subject only to draft or order by State Street acting pursuant to the terms of this Agreement on behalf of the Company, and shall hold in such account or accounts, subject to the provisions hereof, all cash received by it from or for the Account. Funds held by State Street for the Account may be deposited by State Street to its credit as custodian in the banking department of State Street or in such other banks or trust companies as it may in its discretion deem necessary or desirable. Such funds shall be deposited by State Street in its capacity as custodian and shall be withdrawable by State Street only in that capacity.

      Section 2.5 Collection Of Income. Subject to the provisions of Section 2.3, State Street shall collect on a timely basis all income and other payments with respect to registered domestic securities held hereunder to which the Company shall be entitled either by law or pursuant to custom in the securities business, and shall collect on a timely basis all income and other payments with respect to bearer domestic securities if, on the date of payment by the issuer, such securities are held by State Street or its agent, and shall credit such income, as collected, to the Account. Without limiting the generality of the foregoing, State Street shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect interest when due on securities held hereunder. Income due on securities loaned pursuant to the provisions of Section 2.2(10) shall be the responsibility of the Company. State Street will have no duty or responsibility in connection therewith, other than to provide the Company with such information or data as may be necessary to assist the Company in arranging for the timely delivery to State Street of the income to which the Company is properly entitled.

      Section 2.6 Payment Of Account Monies. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, State Street shall pay out monies in the following cases only:

      1. Upon the purchase of domestic securities, options, futures contracts or options on futures contracts for the Account, but only (a) against the delivery of such securities or evidence of title to such options, futures contracts or options on futures contracts to State Street (or any bank, banking firm or trust company doing business in the United States or abroad as a custodian which has been designated by State Street as its agent for this purpose) registered in the name of the Company or in the name of a nominee of the Company or of State Street referred to in Section 2.3 hereof or in proper form for transfer; (b) in the case of a purchase effected through a U.S. Securities System, in accordance with the conditions set forth in Section 2.8 hereof; (c) in the case of repurchase agreements entered into between the Company and State Street, or another bank, or a broker-dealer which is a member of NASD, (i) against delivery of the securities either in certificate form or through an entry crediting State Street's account at the Federal Reserve Bank with such securities or (ii) against delivery of the receipt evidencing purchase by the Company of securities owned by State Street along with written evidence of the agreement by State Street to repurchase such securities from the Company; or
            (d) for transfer to a time deposit account of the Company in any bank, whether domestic or foreign; such transfer may be effected prior to receipt of a confirmation from a broker and/or the applicable bank pursuant to Proper Instructions from the Company as defined herein;

      2. In connection with conversion, exchange or surrender of securities as set forth in Section 2.2 hereof;

      3. For the payment of any expense or liability incurred by the Company, including but not limited to the following payments for the Account: interest, taxes, management, accounting, transfer agent and legal fees, and operating expenses thereof whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses;

      4. For payment of the amount of dividends received in respect of securities sold short;

      5. For any other purpose, but only upon receipt of Proper Instructions from the Company specifying the amount of such payment and naming the person or persons to whom such payment is to be made.

      Section 2.7 Appointment Of Agents. State Street may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company as its agent to carry out such of the provisions of this Section 2 as State Street may from time to time direct; provided, however, that the appointment of any agent shall not relieve State Street of its responsibilities or liabilities hereunder.

      Section 2.8 Deposit Of Account Assets In U.S. Securities Systems. State Street may deposit and/or maintain securities of the Account in a U.S. Securities System subject to the following provisions:

      1. State Street may keep securities of the Company in a U.S. Securities System provided that such securities are represented in an account of State Street in the U.S. Securities System ("U.S. SECURITIES SYSTEM ACCOUNT") which account shall not include any assets of State Street other than assets held as a fiduciary, custodian or otherwise for customers;

      2. The records of State Street with respect to securities of the Company which are maintained in a U.S. Securities System shall identify by book-entry those securities belonging to the Company;

      3.    State Street shall pay for securities purchased for the Account upon
            (a) receipt of advice from the U.S. Securities System that such securities have been transferred to the U.S. Securities System Account, and (b) the making of an entry on the records of State Street to reflect such payment and transfer for the Account. State Street shall transfer securities sold for the Account upon (a) receipt of advice from the U.S. Securities System that payment for such securities has been transferred to the U.S. Securities System Account, and (b) the making of an entry on the records of State Street to reflect such transfer and payment for the Account. Copies of all advices from the U.S. Securities System of transfers of securities for the Account shall identify the Company, be maintained for the Company by State Street and be provided to the Company at its request. Upon request, State Street shall furnish the Company confirmation of each transfer to or from the Account in the form of a written advice or notice and shall furnish to the Company copies of daily transaction sheets reflecting each day's transactions in the U.S. Securities System with respect to the Account;

      4. State Street shall provide the Company with any report obtained by State Street on the U.S. Securities System's accounting system, internal accounting control and procedures for safeguarding securities deposited in the U.S. Securities System;

      5. Anything to the contrary in this Agreement notwithstanding, State Street shall be liable to the Company for any loss or damage to the Company resulting from use of the U.S. Securities System by reason of any negligence, misfeasance or misconduct of State Street or any of its agents or of any of its or their employees or from failure of State Street or any such agent to enforce effectively such rights as it may have against the U.S. Securities System; at the election of the Company, it shall be entitled to be subrogated to the rights of State Street with respect to any claim against the U.S. Securities System or any other person which State Street may have as a consequence of any such loss or damage if and to the extent that the Company has not been made whole for any such loss or damage.

      Section 2.9 Segregated Account. State Street shall upon receipt of Proper Instructions establish and maintain a segregated account or accounts for and on behalf of the Company, into which account or accounts shall be transferred cash and/or securities, including securities maintained in an account by State Street pursuant to Section 2.8 hereof(a) in accordance with the provisions of any agreement among the Company, State Street and a broker-dealer registered under the Exchange Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the CFTC or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Company, (b) for purposes of segregating cash or government securities in connection with options purchased or sold by the Company or commodity futures contracts or options thereon purchased or sold by the Company, and (c) for any other purpose upon receipt of Proper Instructions from the Company.

      Section 2.10 Ownership Certificates for Tax Purposes. State Street shall execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to domestic securities of the Account held by it and in connection with transfers of securities.

      Section 2.11 Proxies. State Street shall, with respect to the domestic securities held by it hereunder, cause to be promptly executed by the registered holder of such securities, if the securities are registered otherwise than in the name of the Company or a nominee of the Company, all proxies without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Company such proxies, all proxy so1iciting materials and all notices received relating to such securities.

      Section 2.12 Communications Relating To Securities. Subject to the provisions of Section 2.3, State Street shall transmit promptly to the Company all written information (including, without limitation, pendency of calls and maturities of domestic securities and expirations frights in connection therewith and notices of exercise focal and put options written by the Company and the maturity of futures contracts purchased or sold by the Company) received by State Street from issuers of the securities being held for the Company. With respect to tender or exchange offers, State Street shall transmit promptly to the Company all written information received by State Street from issuers of the securities whose tender or exchange is sought and from the party (or its agents) making the tender or exchange offer. If the Company desires to take action with respect to any tender offer, exchange offer or any other similar transaction, the Company shall notify State Street at least three business days prior to the date on which State Street is to take such action.

SECTION 3. DUTIES OF STATE STREET WITH RESPECT TO PROPERTY OF THE ACCOUNT HELD
           OUTSIDE THE UNITED STATES.

      Section 3.1 Definitions. As used throughout this Agreement, the following capitalized terms shall have the indicated meanings:

"FOREIGN ASSETS" means any of the Company's investments (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents as are reasonably necessary to effect the Company's transactions in such investments.

"FOREIGN SECURITIES SYSTEM" means a system for the central handling of securities or equivalent book-entries in the country where it is incorporated. or a transnationa1 system for the central handling of securities or equivalent book-entries.

"FOREIGN SUB-CUSTODIAN" means a foreign banking institution, including a majority-owned or indirect subsidiary of a United States bank, bank holding company, or a foreign branch of a United States bank.

      Section 3.2 Holding Securities. State Street shall identify on its books as belonging to the Company the foreign securities held by each Foreign Sub-Custodian or Foreign Securities System. State Street may hold foreign securities for all of its customers, including the Company, with any Foreign Sub-Custodian in an account that is identified as belonging to State Street for the benefit of its customers, provided however, that (a) the records of State Street with respect to foreign securities of the Company which are maintained in such account shall identify those securities as belonging to the Company and
(b), to the extent permitted and customary in the market in which the account is maintained, State Street shall require that securities so held by the Foreign Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

      Section 3.3 Foreign Securities Systems. Foreign securities shall be maintained in a Foreign Securities System in a designated country through all arrangements implemented by State Street or a Foreign Sub-Custodian, as applicable, in such country.

      Section 3.4 Transactions in Foreign Custody Account.

      3.4.1 Delivery of Foreign Assets. State Street or a Foreign Sub-Custodian shall release and deliver foreign securities of the Company held by State Street or such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

      (i) upon the sale of such foreign securities for the Company in accordance with commercially reasonable market practice in the country where such foreign securities are held or traded, including. without limitation: (A) delivery against expectation of receiving later payment; or (B) in the case of a sa1e effected through a Foreign Securities System, in accordance with the rules governing the operation of the Foreign Securities System;

      (ii) in connection with any repurchase agreement related to foreign securities;

      (iii) to the depository agent in connection with tender or other similar offers for foreign securities of the Company;

      (iv) to the issuer thereof or its agent when such foreign securities are called, redeemed, retired or otherwise become payable;

      (v) to the issuer thereof, or its agent, for transfer into the name of State Street (or the name of the respective Foreign Sub-Custodian or of any nominee of State Street or such Foreign Sub-Custodian) or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

       (vi) to brokers, clearing banks or other clearing agents for examination or trade execution in accordance with market custom; provided that in any such case the Foreign Sub-Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Foreign Sub-Custodian's own negligence or willful misconduct;

       (vii) for exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

       (viii) in the case of warrants, rights or similar foreign securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

       (ix) for delivery as security in connection with any borrowing by the Company requiring a pledge of assets by the Company;

       (X) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

       (xi)   in connection with the lending of foreign securities; and

       (xii) for any other purpose, but only upon receipt of Proper Instructions specifying the foreign securities to be delivered and naming the person or persons to whom delivery of such securities shall be made.

       3.4.2 Payment of Fund Monies. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, State Street shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of the Company in the following cases only:

       (i) upon the purchase of foreign securities for the Company, unless otherwise directed by Proper Instructions, by (A) delivering money to the seller thereofor to A dealer therefor (or an agent for such seller or dealer) against expectation of receiving later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

       (ii) in connection with the conversion, exchange or surrender of foreign securities of the Company;

      (iii) for the payment of any expense or liability of the Company, including but not limited to the following payments: interest, taxes, investment advisory fees, transfer agency fees, fees under this Agreement, legal fees, accounting fees, and other operating expenses;

      (iv) for the purchase or sale of foreign exchange or foreign exchange contracts for the Company, including transactions executed with or through State Street or its Foreign Sub-Custodians;

      (v) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

      (vi) for payment of part or all of the dividends received in reflect of securities sold short;

      (vii)  in connection with the borrowing or lending of foreign securities;
             and

      (viii) for any other purpose, but only upon receipt of Proper Instructions specifying the amount of such payment and naming the person or persons to whom such payment is to be made.

      3.4.3 Market Conditions. Notwithstanding any provision of this Agreement to the contrary settlement and payment for Foreign Assets received for the account of the Company and delivery of Foreign Assets maintained for the account of the Company may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transactions occurs, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for such Foreign Assets from such purchaser or dealer.

State Street shall provide to the Company from time to time information with respect to custody and settlement practices in countries in which State Street employs a Foreign Sub-Custodian.

      Section 3.5 Registration of Foreign Securities. The foreign securities maintained in the custody of a Foreign Sub-Custodian (other than bearer securities) shall be registered in the name of the Company or in the name of State Street or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing and the Company agrees to hold any such nominee harmless from any liability as a holder of record of such foreign securities. State Street or a Foreign Sub-Custodian shall not be ob1igated to accept securities on behalf of the Company under the terms of this Agreement unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice.

      Section 3.6 Bank Accounts. State Street shall identify on its books as belonging to the Company cash (including cash denominated in foreign currencies) deposited with State Street.

Where State Street is unable to maintain, or market practice does not facilitate the maintenance of, cash on the books of State Street, a bank account or bank accounts shall be opened and maintained outside the United States on behalf of the Company with a Foreign Sub-Custodian. All accounts referred to in this Section shall be subject only to draft or order by State Street (or, if applicable, such Foreign Sub-Custodian) acting pursuant to the terms of this Agreement on behalf of the Company to hold cash received by or from or for the account of the Company. Cash maintained on the books of State Street (including its branches, subsidiaries and affiliates), regardless of currency denomination, is maintained in bank accounts established under, and subject to the laws of, The Commonwealth of Massachusetts.

      Section 3.7 Collection of Income. State Street shall use reasonable commercial efforts to collect all income and other payments with respect to the Foreign Assets held hereunder to which the Company shall be entitled and shall credit such income, as collected, to the Company. In the event that extraordinary measures are required to collect such income, the Company and State Street shall consult as to such measures and as to the compensation and expenses of State Street relating to such measures.

      Section 3.8 Shareholder Rights. With respect to the foreign securities held pursuant to this Section 3, State Street will use reasonable commercial efforts to facilitate the exercise of voting and other shareholder rights, subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued. The Company acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of the Company to exercise shareholder rights.

      Section 3.9 Communications Relating to Foreign Securities. State Street shall transmit promptly to the Company written information with respect to materials received by State Street via the Foreign Sub-Custodians from issuers of the foreign securities being held for the account of the Company (including, without limitation, pendency of calls and maturities of foreign securities and expirations frights in connection therewith). With respect to tender or exchange offers. State Street shall transmit promptly to the Company written information with respect to materials so received by State Street from issuers of the foreign securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer. State Street shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with foreign securities or other property of the Company at any time held by it unless (i) State Street or the respective Foreign Sub-Custodian is in actual possession of such foreign securities or property and (ii) State Street receives Proper Instructions with regard to the exercise of any such right or power, and both (i) and (ii) occur at least three business days prior to the date on which State Street is to take action to exercise such right or power.

      Section 3.10 Liability of Foreign Sub-Custodians. Each agreement pursuant to which State Street employs a Foreign Sub-Custodian shall, to the extent possible, require the Foreign Sub-Custodian to exercise reasonable care in the performance of its duties, and to indemnify, and hold harmless, State Street from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Foreign Sub-Custodian's performance of such obligations. At the Company's election, it shall be entitled to be subrogated to the rights of State Street with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Company has not been made whole for any such loss, damage, cost, expense, liability or claim.

      Section 3.11 Tax Law. State Street shall have no responsibility or liability for any obligations now or hereafter imposed on the Company or State Street as custodian for the Company by the tax law of the United States or of any state or political subdivision thereof. It shall be the responsibility of the Company to notify State Street of the obligations imposed on the Company or State Street as custodian for the Company by the tax law of countries other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of State Street with regard to such tax law shall be to use reasonable efforts to assist the Company with respect to any claim for exemption or refund under the tax law of counties for which the Company has provided such information.

      Section 3.12 Liability of State Street. State Street shall be liable for the acts or omissions of a Foreign Sub-Custodian to the same extent as set forth with respect to sub-custodians generally in the Contract and, regardless of whether assets are maintained in the custody of a Foreign Sub-Custodian or a Foreign Securities System, State Street shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism, or any other loss where the Sub-Custodian has otherwise acted with reasonable care.

SECTION 4. PROPER INSTRUCTIONS.

Proper instructions as used throughout this Agreement means a writing signed or initialed by one or more of such persons as the Company shall have from time to time authorized. Each such writing shall set forth the specific transaction or type of transaction involved, including a specific statement of the purpose for which such action is requested. Oral instructions will be considered Proper Instructions if State Street reasonably believes them to have been given by a person authorized to give such instructions with respect to the transaction involved. The Company shall cause all oral instructions to be confirmed in writing. Proper Instructions may include communications effected directly between electro-mechanical or electronic devices, provided that the Company and State Street agree to security procedures, including but not limited to, the security procedures selected by the Company in the Funds Transfer Operating Guidelines attached hereto. Proper instructions may also include joint instructions as described in the Control Agreement by and among Platinum Underwriters Bermuda, Ltd.; Platinum Re (UK) Limited; and State Street but only when the instructions relate to the Collateral Accounts estab1ished under the Control Agreement.

SECTION 5. ACTIONS PERMITTED WITHOUT EXPRESS AUTHORITY.

STATE Street may in its discretion, without express authority from the Company:

      1. Make payments to itself or others for minor expenses of handling securities or other similar items relating to its duties under this Agreement, provided that all such payments shall be accounted for to the Company;

      2. Surrender securities in temporary form for securities in definitive form;

      3. Endorse for collection, in the name of the Company, checks, drafts and other negotiable instruments; and

      4. In general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Account except as otherwise directed by the Company.

SECTION 6. EVIDENCE OF AUTHORITY.

State Street shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper reasonably believed by it to be genuine and to have been properly executed by or on behalf of the Company. State Street may receive and accept a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company ("CERTIFIED RESOLUTION") as conclusive evidence (a) of the authority of any person to act in accordance with such resolution or (b) of any determination or of any action by the Company as described in such resolution, and such resolution may be considered as in full force and effect until receipt by State Street of written notice to the contrary.

SECTION 7. DUTIES WITH RESPECT TO ACCOUNTS AND RECORDS AND VALUATION OF ASSETS.

      Section 7.1 Accounts and Records. State Street will prepare and maintain, under the direction of and as interpreted by Company, Company's accountants and/or other advisors, in complete, accurate and current form certain accounts and records with respect to portfolio transactions and as set forth on Exhibit A hereto, and as otherwise agreed upon by the parties. Company will advise State Street in writing of all applicable record retention requirements. State Street will preserve such accounts and records during the term of this Agreement in the manner and for the periods agreed upon by the parties. Company will furnish, in writing or its electronic or digital equivalent, accurate and timely information needed by State Street to complete such accounts and records when such information is not readily available from generally accepted securities industry services or publications.

      Section 7.2 Delivery of Accounts and Records. Company will turn over or cause to be turned over to State Street all accounts and records needed by State Street to perform its duties and responsibilities hereunder fully and properly. State Street may rely conclusively on the completeness and correctness of such accounts and records.

      Section 7.3 Accounts and Records Property of Company. State Street acknowledges that all of the accounts and records maintained by State Street pursuant hereto are the property of Company, and will be made available to Company for inspection or reproduction within a reasonable period of time, upon demand. State Street will assist Company's independent auditors, or upon the prior written approval of Company, or upon demand, any regulatory body, in any requested review of Company's accounts and records, provided that Company will reimburse State Street for all expenses and employee time invested in any such review outside of routine and normal periodic reviews. Upon receipt from Company of the necessary information or instructions, State Street will supply information from the books and records it maintains for Company that Company may reasonably request for tax returns, questionnaires, periodic reports to shareholders and such other reports and information requests as Company and State Street may agree upon from time to time.

      Section 7.4 Valuation of Assets. State Street will value the Assets of the Account in accordance with Company's Proper Instructions utilizing the information sources designated by Company ("PRICING SOURCES") on the Price Source and Methodology Authorization Matrix, incorporated herein by this reference.

SECTION 8. RECORDS.

      State Street shall, at the Company's request, supply the Company with a tabulation of securities owned by the Company and held by State Street and shall, when requested to do so by the Company and for such compensation as shall be agreed upon between the Company and State Street, include certificate numbers in such tabulations. State Street may create and maintain additional records relating to its activities and obligations under this Agreement in such manner as shall be agreed between State Street and the Company.

SECTION 9. REPORTS TO COMPANY BY INDEPENDENT PUBLIC ACCOUNTANTS.

State Street shall provide the Company, at such times as the Company may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including securities deposited and/or maintained in a U.S. Securities System or a Foreign Securities System, relating to the services provided by State Street under this Agreement; such reports, shall be of sufficient scope and in sufficient detail, as may reasonably be required by the Company to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the reports shall so state.

SECTION 10. COMPENSATION OF STATE STREET.

State Street shall be entitled to compensation for its services and expenses in accordance with Schedule A hereto for the term of this Agreement.

SECTION 11. RESPONSIBILITY OF STATE STREET.

So long as and to the extent that it is in the exercise of reasonable care, State Street shall not be responsible for tile title, validity or genuineness of any property or evidence of title thereto received by ii or delivered by it pursuant to this Agreement and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties, including any futures commission merchant acting pursuant to the terms of a three-party futures or options agreement. State Street shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement, but shall be kept indemnified by and shall be without liability to the Company for any action taken or omitted by it in good faith without negligence, including, without limitation, acting in accordance with any Proper Instruction. It shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Company) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. State Street shall be without liability to the Company for any loss, liability, claim or expense resulting from or caused by any factors reasonably related to the systemic risk of holding foreign assets in a particular country including, but not limited to, such country's political environment, economic and financial infrastructure (including any Foreign Securities System operating in the country), prevailing or developing custody and settlement practices, and laws and regu1ations, app1icab1e to the safekeeping and recovery of foreign assets held in custody in that country.

Except as may arise from State Street's own negligence or willful misconduct or the negligence or willful misconduct of a sub-custodian or agent, State Street shall be without liability to the Company for any loss, liability, claim or expense resulting from or caused by: (a) events or circumstances beyond the reasonable control of State Street or any sub-custodian or Securities System or any agent or nominee of any of the foregoing including, without limitation, the interruption, suspension or restriction of trading on or the closure of any securities market, power or other mechanical or technological failures or interruptions, computer viruses or communications disruptions, work stoppages, natural disasters, or other similar events or acts; (b) errors by the Company or its duly-authorized investment manager or investment advisor in their instructions to State Street provided such instructions have been given in accordance with this Agreement; (c) the insolvency of or acts or omissions by a Securities System; (d) any delay or failure of any broker, agent or intermediary, central bank or other commercially prevalent payment or clearing system to deliver to State Street's sub-custodian or agent securities purchased or in the remittance or payment made in connection with securities sold; (e) any delay or failure of any company, corporation, or other body in charge of registering or transferring securities in the name of State Street, the Company, State Street's sub-custodians, nominees or agents or any consequential losses arising out of such delay or failure to transfer such securities including non-receipt of bonus, dividends and rights and other accretions or benefits; (f) delays or inability to perform its duties due to any disorder in market infrastructure with respect to any particular security or Securities System; and
(g) any provision of any present or future law or regu1ation or order of the United States of America, or any state thereof, or any other country, or political subdivision thereofor of any court of competent jurisdiction.

State Street shall be liable for the acts or omissions of a Foreign Sub-custodian hereunder to the same extent as set forth with respect to sub-custodians generally in this Agreement.

If the Company requires State Street to take any action with respect to securities, which action involves the payment of money or which action may, in the opinion of State Street, result in State Street or its nominee assigned to the Company being liable for the payment of money or incurring liability of some other form, the Company, as a prerequisite to requiring State Street to take such action, shall provide indemnity to State Street in an amount and form satisfactory to it.

If the Company requires State Street, its affiliates, subsidiaries or agents, to advance cash or securities for any purpose (including, but not limited to, securities settlements, foreign exchange contracts and assumed settlement) or in the event that State Street or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Agreement, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the Company shall be security therefor and should the Company fail to repay State Street promptly, State Street shall be entitled to utilize available cash and to dispose of the Company's assets to the extent necessary to obtain reimbursement.

In no event shall State Street be liable for indirect, special or consequential damages.

SECTION 12. TERM AND TERMINATION.

This Agreement shall become effective as of the date first above written. The initial term of this Agreement is for a period of three (3) years. Thereafter. either Company or State Street may terminate this Agreement by notice in writing, delivered or mailed postage prepaid, to the other party and received not less than ninety (90) days prior to the date upon which such termination will take effect. Upon termination hereof:

      1. Company shall (a) pay to State Street such compensation as may be due as of the date of such termination and shall likewise reimburse State Street for its costs, expenses and disbursements; (b) designate a successor record keeper (which may be Company) by Proper Instruction; and (c) designate a successor custodian (which may be Company) by Proper Instruction.

      2.    Upon payment of all sums due to it from Company, State Street shall
            (a) deliver all accounts and records to the successor recordkeeper (or, if none, to Company) at the office of State Street; and (b) deliver to the successor custodian at the office of State Street, duly endorsed and in the form for transfer, all Assets of Company then held by it hereunder and shall transfer to an account of the successor custodian all of the Assets of Company held in any Securities System.

in the event that no successor custodian has been designed on or before the date when such termination shall become effective, then State Street shall have the right to deliver to a bank or trust company, which is a bank doing business in the United States (including any state) of its own selection and having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $10,000,000 all Assets held by State Street, its agents or its sub-custodians on behalf of Company and all instruments held by State Street, its agents or its sub-custodians relative thereto and all other property held by it hereunder and to transfer to an account of such successor custodian all of the Assets held in any Securities System. Thereafter, such bank or trust company shall be the successor of State Street hereunder.

In the event that Assets remain in the possession of State Street after the date of termination hereof owing to failure of Company to designate a successor custodian, State Street shall be entitled to fair compensation for its services during such period as State Street retains possession of such Assets, and the provisions hereof relating to the duties and obligations of State Street as custodian shall remain in full force and effect. in the event that accounts and records remain in the possession of State Street after the date of termination hereof for any reason other than State Street's failure to deliver the same, State Street shall be entitled to compensation for storage thereof during such period, and shall be entitled to destroy the same if not removed by Company within twenty (20) days after written demand.

SECTION 13. AMENDMENT.

This Agreement may be amended by written agreement signed by the Company and State Street at any time or from time to time.

SECTION 14. INTERPRETIVE AND ADDITIONAL PROVISIONS.

In connection with the operation of this Agreement, State Street and the Company may from time to time agree on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement. Any such interpretive or additional provisions shall be in a writing signed by both parties and shall be annexed hereto, provided that no such interpretive or additional provisions shall contravene any applicable federal or state regulations. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Agreement.

SECTION 15. MASSACHUSETTS LAW TO APPLY.

This Agreement shall be construed and the provisions thereof interpreted under and in accordance with laws of The Commonwealth of Massachusetts.

SECTION 1 6. PRIOR AGREEMENTS.

This Agreement supersedes and terminates, as of the date hereof all prior Agreements between the Company and State Street relating to the custody of the Company's assets.

SECTION 1 7. NOTICES.

Any notice instruction or other instrument required to be given hereunder may be delivered in person to the offices of the parties as set forth herein during normal business hours or delivered prepaid registered mail or by telex, cable or telecopy to the parties at the following addresses or such other addresses as may be notified by any party from time to time.

        1. To the Company:  Platinum Underwriters Holdings, Ltd.
                            Clarendon House
                            2 Church Street
                            Hamilton HM 11
                            Bermuda
                            Rider 17A
                            Attention: Dawna L. Ferguson
                            Telephone: 441-295-5950
                            Facsimile: 441-292-4720

                            Platinum Underwriters Bermuda, Ltd.
                            Clarendon House
                            2 Church Street
                            Hamilton HM 11
                            Bermuda
                            Attention: Dawna L. Ferguson
                            Telephone: 441-295-5950
                            Facsimile: 441-292-4720

                            Platinum Regency Holdings
                            Goodbody Secretarial Limited
                            International Financial Services Centre
                            25/28 North Wall Quay, Dublin 1
                            Ireland
                            Attention: Sarah Cleary
                            Telephone: 011-353-1-649-2000
                            Facsimile: 011-353-1-649-2649

                            Platinum Re (UK) Limited
                            52 Lime Street
                            London EC3M 7NL
                            UK
                            Attention: Guy Butler
                            Telephone: 011-44-207-220-8100
                            Facsimile: 011-44-207-623-6610

                            Platinum Underwriters Finance, Inc.
                            195 Broadway, 28th Floor
                            New York,NY 10007
                            Attention: Michael E. Lombardozzi
                            Telephone: 212-238-9547
                            Facsimile: 212-809-7565

        2.To State Street:  State Street Bank and Trust Company
                            801 Pennsylvania Avenue
                            Kansas City, MO 64105
                            Attention: Vice President, Insurance Services
                            Telephone: (816) 871-41OO
                            Facsimile: (816) 871-9675

Such notice, instruction or other instrument shall be deemed to have been served in the case of a registered letter at the expiration of five business days after posting, in the case of cable twenty-four hours after dispatch and, in the case of telex, immediately on dispatch and if delivered outside normal business hours it shall be deemed to have been received at the next time after delivery when normal business hours commence and in the case of cable, telex or telecopy on the business day after the receipt thereof. Evidence that the notice was properly addressed, stamped and put into the post shall be conclusive evidence of posting.

SECTION 18. REPRODUCTION OF DOCUMENTS.

This Agreement and all schedules, exhibits, attachments and amendments hereto may be reproduced by any photographic, photo static, microfilm, micro-card, miniature photographic or other similar process. The parties hereto each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

SECTION 19. REMOTE ACCESS SERVICES ADDENDUM.

State Street and the Company agree to be bound by the terms of the Remote Access Services Addendum attached hereto.

SECTION 20. ASSIGNMENT.

Neither this Agreement nor any rights or obligations hereunder may be assigned by either party, whether voluntarily, involuntarily or by operation of law, without the prior written consent of the other, such consent not to be unreasonably withheld, except to entities controlled by, under common control with or controlling the assigning party, provided that such assignee has financial capacity at least equal to that of the assignor.

SECTION 21. SHAREHOLDER COMMUNICATIONS.

Securities and Exchange Commission Rule 1 4b-2 requires banks which hold securities for the account of customers to respond to requests by issuers of securities for the names, addresses and holdings of beneficial owners of securities of that issuer held by the bank unless the beneficial owner has expressly objected to disclosure of this information. In order to comply with the rule, State Street needs the Company to indicate whether it authorizes State Street to provide the

Company's name, address, and share position to requesting companies whose securities are held in the Account. If the Company tells State Street "no," State Street will not provide this information to requesting companies. If the Company tells State Street "yes" or does not check either "yes" or "no" below, State Street is required by the rule to treat the Company as consenting to disclosure of this information for all securities owned by the Company or any funds or accounts established by the Company. For the Company's protection, the Rule prohibits the requesting company from using the Company's name and address for any purpose other than corporate communications. Please indicate below whether the Company consents or objects by checking one of the alternatives below.

            Yes |X| State Street is authorized to release the Company's name, address, and share positions.

            No  | |     State Street is not authorized to release the
                        Company's name, address, and share positions.

SECTION 22. REPRESENTATIONS AND WARRANTIES.

The Company represents and warrants to State Street that it has full capacity and authority to enter into this Agreement and to perform its obligations under this Agreement and it has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

      IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative as of the day and year first written above. under its corporate seal.

PLANTINUM UNDERWRITERS                  PLANTINUM RE (UK) LIMITED
HOLDINGS, LTD.

By:                                     By:
   -----------------------------           -------------------------------

Name:                                   Name:
     ---------------------------             -----------------------------

Its:          ,  Duly Authorized        Its:          ,  Duly Authorized
    ----------                               ---------


PLATINUM REGENCY HOLDINGS               PLANTINUM UNDERWRITERS FINANCE, INC.

By:                                     By:
   -----------------------------           -------------------------------

Name:                                   Name:
     ---------------------------             -----------------------------

Its:          ,  Duly Authorized        Its:          ,  Duly Authorized
    ----------                              ---------

PLATINUM UNDERWRITERS BERMUA, LTD.      STATE STREET BANK AND TRUST COMPANY

By:                                     By:
   -----------------------------           -------------------------------

Name:                                   Name:
     ---------------------------             -----------------------------

Its:          ,  Duly Authorized        Its:          ,  Duly Authorized
    ----------                              ---------

                      FUNDS TRANSFER OPERATING GUIDELINES

1. OBLIGATION OF THE SENDER: State STREET Bank and Trust Company ("State Street") is authorized to promptly debit Client's (as named below) account(s) upon the receipt of a payment order in compliance with any of the Security Procedures chosen by the Client, from those offered on the attached selection form (and any updated selection forms hereafter executed by the Client), for funds transfers and in the amount of money that State Street has been instructed to transfer. State Street shall execute payment orders in compliance with the delivery methods and Security Procedures indicated on the attached selection form (and any updated section forms hereafter executed by the Client) and with the Client's (or its investment Manager's) instructions on the execution date provided that such payment order is received by the customary deadline for processing such a request, unless the payment order specifies a later time. State Street will use reasonable efforts to execute on the execution date payment orders received after the customary deadline, but if it is unable to execute any such payment order on the execution date, such payment order will be deemed to have been received on the next business day.

2. SECURITY PROCEDURES: The Client acknowledges that the selected Security Procedures were selected by the Client from Security Procedures offered by State Street. The Client agrees that the Security Procedures are reasonable and adequate for its wire transfer transactions and agrees to be bound by any payment orders, amendments and cancellations, whether or not authorized, issued in its name and accepted by State Street after being confirmed by any of the selected Security Procedures. The Client also agrees to be bound by any other valid and authorized payment order accepted by State Street. The Client shall restrict access to confidential information relating to the Security Procedures to authorized persons as communicated in writing to State Street. The Client must notify State Street immediate1y if it has reason to believe unauthorized persons may have obtained access to such information or of any change in the Client's authorized personnel. State Street shall verify the authenticity of all instructions according to the selected Security Procedures.

3. ACCOUNT NUMBERS: State Street shall process all payment orders on the basis of the account number contained in the payment order. In the event of a discrepancy between any name indicated on the payment order and the account number, the account number shall take precedence and govern. Financial institutions that receive payment orders initiated by State Street at the instruction of the Client may also process payment orders on the basis of account numbers, regardless of any name included in the payment order. State Street will also rely on any financial institution identification numbers included in any payment order, regardless of any financial institution name included in the payment order.

4. REJECTION: State Street reserves the right to decline to process or delay the processing of a payment order which (a) is in excess of the collected balance in the account to be charged at the time of State Street's receipt of such payment order; (b) if initiating such payment order would cause State Street, in State Street's sole judgment, to exceed any applicable volume, aggregate dollar, network, time, credit or similar limits upon wire transfers; or (c) if State Street, in good faith, is unable to satisfy itself that the transaction has been properly authorized.

5. CANCELLATION OR AMENDMENT: State Street shall use reasonable efforts to act on all authorized requests to cancel or amend payment orders received in compliance with the selected Security Procedures provided that such requests are received in a timely manner affording State Street a reasonable opportunity to act. However, State Street assumes no liability if the request for amendment or cancellation cannot be satisfied.

6. ERRORS: State Street shall assume no responsibility for failure to detect any erroneous payment order provided that State Street complies with the payment order instructions as received and State Street complies with the selected Security Procedures. The Security Procedures are established for the purpose of authenticating payment orders only and not for the detection of errors in payment orders.

7. INTEREST AND LIABILITY LIMITS: State Street shall assume no responsibility for lost interest with respect to the refundable amount of any unauthorized payment order, unless State Street is notified of the unauthorized payment order within thirty (30) days of notification by State Street of the acceptance of such payment order. In no event shall State Street be liable for special, indirect or consequential damages, even if advised of the possibility of such damages and even for failure to execute a payment order.

8. AUTOMATED CLEARING HOUSE ("ACH") CREDIT ENTRIES/PROVISIONAL PAYMENTS: When the Client initiates or receives ACH credit and debit entries pursuant to these Guidelines and the rules of the National Automated Clearing House Association, the New England Clearing House Association and the Mid-America Payment Exchange or other similar body, State Street or its agent will act as an Originating Depository Financial Institution and/or Receiving Depository Financial Institution, as the case may be, with respect to such entries. Credits given by State Street or its agent with respect to an ACH credit entry are provisional until final settlement for such entry is received from the Federal Reserve Bank. If such final settlement is not received, the Client agrees to promptly refund the amount credited to the Client in connection with such entry, and the party making payment to the Client via such entry shall not be deemed to have paid the amount of the entry.

9. CONFIRMATIONS: Confirmation of State Street's execution of payment orders shall ordinarily be provided within 24 hours. Notice may be delivered through State Street's information systems, account statements, advices, or by facsimile or callback. The Client must report any objections to the execution of a payment order within 30 days.

10. MISCELLANEOUS: State Street and the Client agree to cooperate to attempt to recover any funds erroneously paid to wrong parties, regardless of any fault of State Street or the Client, but the party responsible for the erroneous payment shall bear all costs and expenses incurred in trying to effect such recovery. These Guidelines may not be amended except by a written agreement signed by the parties.

11. LIABILITY ON FOREIGN ACCOUNTS: State Street shall not be required to repay any deposit made at a non-U.S. branch of State Street, or any deposit made with State Street and denominated in a non-U.S. dollar currency, if repayment of such deposit or the use of assets denominated in the non-U.S. dollar currency is prevented, prohibited or otherwise blocked due to: (A) an act of war, insurrection or civil strife; (b) any action by a non-U.S. government or instrumentality or authority asserting governmental, military or police power of any kind, whether such authority be recognized as a de facto or a de jure government, or by any entity, political or revolutionary movement or otherwise that usurps, supervenes or otherwise materially impairs the normal operation of civil authority; or (c) the closure of a non-U.S. branch of State Street in order to prevent, in the reasonable judgment of State Street, harm to the employees or property of State Street. The obligation to repay any such deposit shall not be transferred to and may not be enforced against any other branch of State Street.

The foregoing provisions constitute the disclosure required by Massachusetts General Laws, Chapter 167D, Section 36.

While State Street is not obligated to repay any deposit made at a non-U.S. branch or any deposit denominated in a non-U.S. currency during the period in which its repayment has been prevented, prohibited or otherwise blocked, State Street will repay such deposit when and if all circumstances preventing, prohibiting or otherwise blocking repayment cease to exist.

                       SECURITY PROCEDURES SELECTION FORM

PLEASE SELECT AT LEAST two of the funds transfer security procedures indicated below.

| |   SWIFT

      SWIFT (Society for Worldwide Interbank Financial Telecommunication) is a cooperative society owned and operated by member financial institutions that provides te1ecommunication services for its membership. Participation is limited to securities brokers and dealers, clearing and depository institutions, recognized exchanges for securities, and investment management institutions. SWIFT provides a number of security features through encryption and authentication to protect against unauthorized access, loss or wrong delivery of messages, transmission errors, loss of confidentiality and fraudulent changes to messages.

      Selection of this security procedure would be most appropriate for existing SWIFT members.

| |   REMOTE BATCH TRANSMISSION

      Wire transfer instructions are delivered via Computer-to-Computer (CPU-CPU) data communications between the Client and/or its agent and State Street and/or its agent. Security procedures include encryption and/or the use of a test key by those individuals authorized as Automated Batch Verifiers or a callback procedure to those individuals.

      Clients selecting this option should have an existing facility for completing (CPU-CPU) transmissions. This delivery mechanism is typically used for high-volume business such as shareholder redemptions and dividend payments.

| |   AUTOMATED CLEARING HOUSE (ACH)

      State Street or its agent receives an automated transmission from a Client For the initiation of payment (credit) or collection (debit) transactions through the ACH network. The transactions contained on each transmission or tape must be authenticated by the Client. The transmission is sent from the Client's or its agent's system to State Street's or its agent's system with encryption.

| |   REPETITIVE WIRES

      For situations where funds are transferred periodically from an existing authorized account to the same payee (destination bank and account number) and only the date and currency amount are variable, a repetitive wire may be implemented. Repetitive wires will be subject to a $10 million limit. If the payment order exceeds the $10 million limit, the instruction will be confirmed by Telephone Confirmation (Call Back) or Test Key prior to execution. Repetitive wire instructions must be reconfirmed annually. Clients may establish Repetitive Wires by following the agreed upon security procedures as described by Telephone Confirmation (Call Back) or Test Key.

      This alternative is recommended whenever funds are frequently transferred between the same two accounts. If this option is selected, choose either Telephone Confirmation or Test Key to be used as a secondary procedure when over $10 million.

| |    STANDING INSTRUCTIONS

      Funds are transferred by State Street to a counter party on the Client's established list of authorized counter parties. Only the date and the dollar amount are variable. Clients may establish Standby Instructions by following the agreed upon security procedures as described by Telephone Confirmation (Call Back) or Test Key. Additional paperwork will be required from insurance Clients using 1031 drawdowns.

      This option is used for transactions that include but are not limited to Foreign Exchange Contracts, Time Deposits and Tri-Party Repurchase Agreements. If this option is selected, choose either Telephone Confirmation or Test Key to be used as a secondary procedure when over $10 million.

| |   TELEPHONE CONFIRMATION (CALL BACK)

      This procedure requires Clients to designate individuals as authorized initiators and authorized verifiers. State Street will verify that the instruction contains the signature of an authorized person and, prior to execution of the payment order, will contact someone other than the originator at the Client's location to authenticate the instruction.

      Selection of the alternative is appropriate for Clients who do not have the capability to use other security procedures. Please complete the Telephone Confirmation Instructions attached as a Schedule hereto.

| |   TEST KEY

      Test Key confirmation will be used to verify all non-repetitive funds transfer instructions received via facsimile or phone. State Street will provide test keys if this option is chosen. State Street will verify that the instruction contains the signature of an authorized person and, prior to execution of the payment order, will authenticate the test key provided with the corresponding test key at State Street.

      Selection of this alternative is appropriate for Clients who do not have the capability to use other security procedures.

The individual signing below must be authorized to sign contract on behalf of the Client. The execution of payment orders under the selected Security Procedures is governed by the Funds Transfer Operating Guidelines, which are incorporated by reference.

PLATINUM UNERWRITERS HOLDINGS, LTD.
CLIENT

By:
   ----------------------------------
     Authorized Signature

-------------------------------------
Type or Print Name

-------------------------------------
Title

-------------------------------------
Date

PLATINUM REGENCY HOLDINGS               PLATINUM RE (UK) LIMITED

By:                                     By:
   ------------------------------          ------------------------------
     Authorized Signature                    Authorized Signature

---------------------------------       ---------------------------------
Type or Print Name                      Type or Print Name


---------------------------------       ---------------------------------
Title                                   Title

---------------------------------       ---------------------------------
Date                                    Date

PLATINUM UNDERWRITERS BERMUDA, LTD.     PLATINUM UNDERWRITERS FINANCE, INC.

By:                                     By:
   ------------------------------          ------------------------------
     Authorized Signature                    Authorized Signature

---------------------------------       ---------------------------------
Type or Print Name                      Type or Print Name


---------------------------------       ---------------------------------
Title                                   Title

---------------------------------       ---------------------------------
Date                                    Date

                SCHEDULE TO FUNDS TRANSFER OPERATING GUIDELINES
                     AND SECURITY PROCEDURES SELECTION FORM

CLIENT:  PLANTINUM UNDERWRITERS HOLDINGS, LTD.
        ------------------------------------------------------------------------
         Company Name

ACCOUNT NUMBER(S): CIW1
                  --------------------------------------------------------------

KEY CONTACT INFORMATION

Who shall we contact to implement your selection(s)?

CLIENT OPERATIONS CONTACT               ALTERNATE CONTACT


---------------------------------       ---------------------------------
Name                                    Name

---------------------------------       ---------------------------------
Adress                                  Address

---------------------------------       ---------------------------------
City/State/Zip Code                     City/State/Zip Code

---------------------------------       ---------------------------------
Telephone Number                        Telephone Number

---------------------------------       ---------------------------------
Facsimile Number                        Facsimile Number

---------------------------------
SWIFT Number

TELEPHONE CONFIRMATION INSTRUCTIONS

Authorized Initiators (Please type or Print) - Please provide a listing of your staff members who are currently authorized to INITIATE wire transfer instructions.


NAME                        TITLE                     SPECIMEN SIGNATURE

---------------------       ---------------------     -----------------------

---------------------       ---------------------     -----------------------

---------------------       ---------------------     -----------------------

---------------------       ---------------------     -----------------------

---------------------       ---------------------     -----------------------

Authorized Verifiers (Please Type or Print) - Please provide a list of your staff members who will be CALLED BACK to verify the initiation of repetitive wires of $10 million or more and all non-repetitive wire instructions.

NAME                        CALLBACK PHONE NUMBER     DOLLAR LIMITATION (IF ANY)

---------------------       ---------------------     -----------------------

---------------------       ---------------------     -----------------------

---------------------       ---------------------     -----------------------

---------------------       ---------------------     -----------------------

---------------------       ---------------------     -----------------------

------------------------------------------------      ------------------------
APPROVAL (FOR STATE STREET USE ONLY)                   DATE

                SCHEDULE TO FUNDS TRANSFER OPERATING GUIDELINES
                     AND SECURITY PROCEDURES SELECTION FORM

CLIENT:  PLANTINUM REGENCY HOLDINGS
        ------------------------------------------------------------------------
         Company Name

ACCOUNT NUMBER(S): CIW2
                  --------------------------------------------------------------

KEY CONTACT INFORMATION

Who shall we contact to implement your selection(s)?

CLIENT OPERATIONS CONTACT                ALTERNATE CONTACT


---------------------------------       ---------------------------------
Name                                    Name

---------------------------------       ---------------------------------
Adress                                  Address

---------------------------------       ---------------------------------
City/State/Zip Code                     City/State/Zip Code

---------------------------------       ---------------------------------
Telephone Number                        Telephone Number

---------------------------------       ---------------------------------
Facsimile Number                        Facsimile Number

---------------------------------
SWIFT Number

TELEPHONE CONFIRMATION INSTRUCTIONS

Authorized Initiators (Please type or Print) - Please provide a listing of your staff members who are currently authorized to INITIATE wire transfer instructions.


NAME                        TITLE                     SPECIMEN SIGNATURE

---------------------       ---------------------     -----------------------

---------------------       ---------------------     -----------------------

---------------------       ---------------------     -----------------------

---------------------       ---------------------     -----------------------

---------------------       ---------------------     -----------------------

Authorized Verfiers (Please Type or Print) - Please provide a list of your staff members who will be CALLED BACK to verify the initiation of repetitive wires of $10 million or more and all non-repetitive wire instructions.

NAME                        CALLBACK PHONE NUMBER     DOLLAR LIMITATION (IF ANY)

---------------------       ---------------------     -----------------------

---------------------       ---------------------     -----------------------

---------------------       ---------------------     -----------------------

---------------------       ---------------------     -----------------------

---------------------       ---------------------     -----------------------

------------------------------------------------        ------------------------
APPROVAL (FOR STATE STREET USE ONLY)                    DATE

                 SCHEDULE TO FUNDS TRANSFER OPERATING GUIDELINES
                     AND SECURITY PROCEDURES SELECTION FORM


            CLIENT:   PLATINUM UNDERWRITERS BERMUDA, LTD.
                   -------------------------------------------------------------
                      Company Name

            ACCOUNT NUMBER(S): CIW3
                              --------------------------------------------------

            KEY CONTACT INFORMATION
            Who shall we contact to implement your selection(s)?

            CLIENT OPERATIONS CONTACT            ALTERNATE CONTACT

            ----------------------------         -------------------------------
            Name                                 Name

            ----------------------------         -------------------------------
            Address                              Address

            ----------------------------         -------------------------------
            City/State/Zip Code                  City/State/Zip Code

            ----------------------------         -------------------------------
            Telephone Number                     Telephone Number

            ----------------------------         -------------------------------
            Facsimile Number                     Facsimile Number

            ----------------------------
            SWIFT Number

            TELEPHONE CONFIRMATION INSTRUCTIONS

            Authorized Initiators (Please Type or Print) -- Please provide a listing of your staff members who are currently authorized to INITIATE wire transfer instructions:


            NAME                            TITLE                            SPECIMEN SIGNATURE

            ---------------------           ---------------------            -----------------------

            ---------------------           ---------------------            -----------------------

            ---------------------           ---------------------            -----------------------

            ---------------------           ---------------------            -----------------------

            ---------------------           ---------------------            -----------------------

            Authorized Verifiers (Please Type or Print) -- Please provide a listing of your staff members who will be CALLED BACK to verify the initiation of repetitive wires of $10 million or more and all non-repetitive wire instructions:


            NAME                            CALLBACK PHONE NUMBER             DOLLAR LIMITATION (IF ANY)

            ---------------------           ---------------------             -----------------------

            ---------------------           ---------------------             -----------------------

            ---------------------           ---------------------             -----------------------

            ---------------------           ---------------------             -----------------------

            ---------------------           ---------------------             -----------------------


            -----------------------------------------------------             -----------------------
            APPROVAL (FOR STATE STREET USE ONLY)                              DATE


            ---------------------           ---------------------             -----------------------

                 SCHEDULE TO FUNDS TRANSFER OPERATING GUIDELINES
                     AND SECURITY PROCEDURES SELECTION FORM


            CLIENT:  PLATINUM RE (UK) LIMITED
                   -------------------------------------------------------------
                     Company Name
            ACCOUNT NUMBER(S): CIW5
                              --------------------------------------------------

            KEY CONTACT INFORMATION
            Who shall we contact to implement your selection(s)?

            CLIENT OPERATIONS CONTACT                ALTERNATE CONTACT

            ---------------------------              ---------------------------
            Name                                     Name

            ---------------------------              ---------------------------
            Address                                  Address

            ---------------------------              ---------------------------
            City/State/Zip Code                      City/State/Zip Code

            ---------------------------              ---------------------------
            Telephone Number                         Telephone Number

            ---------------------------              ---------------------------
            Facsimile Number                         Facsimile Number

            ---------------------------
            SWIFT Number

            TELEPHONE CONFIRMATION INSTRUCTIONS

            Authorized Initiators (Please Type or Print) -- Please provide a listing of your staff members who are currently authorized to INITIATE wire transfer instructions:

            NAME                            TITLE                            SPECIMEN SIGNATURE

            ---------------------           ---------------------            -----------------------

            ---------------------           ---------------------            -----------------------

            ---------------------           ---------------------            -----------------------

            ---------------------           ---------------------            -----------------------

            ---------------------           ---------------------            -----------------------

            Authorized Verifiers (Please Type or Print) -- Please provide a listing of your staff members who will be CALLED BACK to verify the initiation of repetitive wires of $l0 million or more and all non-repetitive wire instructions:

            NAME                            CALLBACK PHONE NUMBER            DOLLAR LIMITATION (IF ANY)

            ---------------------           ---------------------            -----------------------

            ---------------------           ---------------------            -----------------------

            ---------------------           ---------------------            -----------------------

            ---------------------           ---------------------            -----------------------

            ---------------------           ---------------------            -----------------------


            ----------------------------------------------------                 -------------------
            APPROVAL (FOR STATE STREET USE ONLY)                                 DATE

                 SCHEDULE TO FUNDS TRANSFER OPERATING GUIDELINES
                     AND SECURITY PROCEDURES SELECTION FORM


            CLIENT:  PLATINUM UNDERWRITERS FINANCE. INC.
                   -------------------------------------------------------------
                    Company Name
            ACCOUNT NUMBER(S): CIW6
                              --------------------------------------------------

            KEY CONTACT INFORMATION
            Who shall we contact to implement your selection(s)?

            CLIENT OPERATIONS CONTACT                ALTERNATE CONTACT

            ---------------------------              ---------------------------
            Name                                     Name

            ---------------------------              ---------------------------
            Address                                  Address

            ---------------------------              ---------------------------
            City/State/Zip Code                      City/State/Zip Code

            ---------------------------              ---------------------------
            Telephone Number                         Telephone Number

            ---------------------------              ---------------------------
            Facsimile Number                         Facsimile Number

            ---------------------------
            SWIFT Number

            TELEPHONE CONFIRMATION INSTRUCTIONS

            Authorized Initiators (Please Type or Print) -- Please provide a listing of your staff members who are currently authorized to INITIATE wire transfer instructions:


            NAME                            TITLE                            SPECIMEN SIGNATURE

            ---------------------           ---------------------            -----------------------

            ---------------------           ---------------------            -----------------------

            ---------------------           ---------------------            -----------------------

            ---------------------           ---------------------            -----------------------

            ---------------------           ---------------------            -----------------------

            Authorized Verifiers (Please Type or Print) - Please provide a listing of your staff members who will be CALLED BACK to verify the initiation of repetitive wires of $10 million or more and all non-repetitive wire instructions.

            NAME                            CALLBACK PHONE NUMBER            DOLLAR LIMITATION (IF ANY)

            ---------------------           ---------------------            -----------------------

            ---------------------           ---------------------            -----------------------

            ---------------------           ---------------------            -----------------------

            ---------------------           ---------------------            -----------------------

            ---------------------           ---------------------            -----------------------


            ---------------------------------------------------              -----------------------
            APPROVAL (FOR STATE STREET USE ONLY)                             DATE


                         REMOTE ACCESS SERVICES ADDENDUM

      State Street Bank and Trust Company ("State Street") has developed proprietary accounting and other systems, and has acquired licenses for other such systems, which it utilizes in conjunction with the services we provide to you (the "Systems"). In this regard, we maintain certain information in databases under our control and ownership that we make available on a remote basis to our customers (the "Remote Access Service").

      The Services. This addendum shall govern use of all Systems that State Street may from time to time agree to provide you, the Customer, and your designated investment advisors, consultants or other third parties authorized by State Street who agree to abide by the terms of this addendum ("Authorized Designees") in order to provide Remote Access Services for the purpose of obtaining and analyzing reports and information.

      Security Procedures. You agree to comply, and to cause your Authorized Designees to comply, with remote access operating standards and procedures and with user identification or other password control requirements and other security procedures as may be issued from time to time by State Street for use of the Systems and access to the Remote Access Services. You agree to advise State Street immediately in the event that you learn or have reason to believe that any person to whom you have given access to the Systems or the Remote Access Services has violated or intends to violate the terms of this addendum and you will cooperate with State Street in seeking injunctive or other equitable relief. You agree to discontinue use of the Systems and Remote Access Services, if requested, for any security reasons cited by State Street.

      Fees. Fees and charges (if any) for the use of the Systems and the Remote Access Services and related payment terms shall be as set forth in Schedule A. You shall be responsible for any tariffs, duties or taxes imposed or levied by any government or governmental agency by reason of the transactions contemplated by this addendum, including, without limitation, federal, state and local taxes, use, value added and personal property taxes (other than income, franchise or similar taxes which may be imposed or assessed against State Street). Any claimed exemption from such tariffs, duties or taxes shall be supported by proper documentary evidence delivered to State Street.

      Proprietary Information/Injunctive Relief. The Systems and Remote Access Services and the databases, computer programs, screen formats, report formats, interactive design techniques, formulae, processes, systems, software, know-how, algorithms, programs, training aids, printed materials, methods, books, records, files, documentation and other information made available to you by State Street as part of the Remote Access Services and through the use of the Systems and all copyrights, patents, trade secrets and other proprietary rights of State Street and its relevant licensors related thereto are the exclusive, valuable and confidential property of State Street and its relevant licensors, as applicable (the "Proprietary information"). You agree on behalf of yourself and your Authorized Designees to keep the Proprietary Information confidential and to limit access to your employees and Authorized Designees (under a similar duty of confidentiality) who require access to the Systems for the purposes intended. The foregoing shall not apply to Proprietary information in the public domain or required by law to be made public.

      You agree to use the Remote Access Services only in connection with the proper purposes of this addendum. You will not, and will cause your employees and Authorized Designees not to, (i) permit any third party to use the Systems or the Remote Access Services, (ii) sell, rent, license or otherwise use the Systems or the Remote Access Services in the operation of a service bureau or for any purpose other than as expressly authorized under this addendum, (iii) use the Systems or the Remote Access Services for any fund, trust or other investment vehicle without the prior written consent of State Street, or (iv) allow or cause any information transmitted from State Street's databases, including data from third party sources, available through use of the Systems or the Remote Access Services, to be redistributed or retransmitted for other than use for or on behalf of yourse1f, as our Customer.

      You agree that neither you nor your Authorized Designees will modify the Systems in any way, enhance or otherwise create derivative works based upon the Systems, nor will you or your Authorized Designees reverse engineer, decompile or otherwise attempt to secure the source code for all or any part of the Systems.

      You acknowledge that the disclosure of any Proprietary Information, or of any information which at law or equity ought to remain confidential, will immediately give rise to continuing irreparable injury inadequately compensable in damages at law, and that State Street and its licensor, if applicable, shall be entitled to obtain immediate injunctive relief against the breach or threatened breach of any of the foregoing undertakings, in addition to any other legal remedies which may be available.

      Limited Warranties. State Street represents and warrants that it has the right to grant access to the Systems and to provide the Remote Access Services contemplated herein. Because of the nature of computer information technology and the necessity of relying upon third-party sources, and data and pricing information obtained from third parties, the Systems and Remote Access Services are provided "AS IS," and you and your Authorized Designees shall be solely responsible for the investment decisions, regulatory reports and statements produced using the Remote Access Services. State Street and its relevant licensors will not be liable to you or your Authorized Designees for any direct or indirect, special, incidental, punitive or consequential damages arising out of or in any way connected with the Systems or the Remote Access Services, nor shall either party be responsible for delays or nonperformance under this Agreement arising out of any cause or event beyond such party's control.

      EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, STATE STREET FOR ITSELF AND ITS RELEVANT LICENSORS EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES
CONCERNING THE SYSTEM AND THE SERVICES TO BE RENDERED HEREUNDER, WHETHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

      Infringement. State Street will defend or, at our option, settle any claim or action brought against you to the extent that it is based upon an assertion that access to any proprietary System developed and owned by State Street or use of the Remote Access Services through any such proprietary System by you under this addendum constitutes direct infringement of any United States patent or copyright or misappropriation of a trade secret, provided that you notify State Street promptly in writing of any such claim or proceeding and cooperate with State Street in the defense of such claim or proceeding. Should any such proprietary System or the Remote Access Services accessed thereby or any part thereof become, or in State Street's opinion be likely to become, the subject of a claim of infringement or the like under the patent or copyright or trade secret laws of the United States, State Street shall have the right, at State Street's sole option, to (i) procure for you the right to continue using such System or Remote Access Services, (ii) replace or modify such System or Remote Access Services so that the System or the Remote Access Services becomes noninfringing, or (iii) terminate this Agreement without further obligation.

      Termination. Either party may terminate this Addendum in accordance with
Section 12 of the Custodian and Accounting Services Agreement or immediately for failure of the other party to comply with any material term and condition of the addendum by giving the other party written notice of termination. This addendum shall in any event terminate within ninety (90) days after the termination of any State Street custodian, accounting or other services agreement applicable to you. In the event of termination, you will return to State Street all copies of documentation and other confidential information in your possession or in the possession of your Authorized Designees. The foregoing provisions with respect to confidentiality and infringement will survive termination for a period of three (3) years.

      Miscellaneous. Except as provided in the next sentence, this addendum constitutes our entire understanding with respect to access to the Systems and the Remote Access Services. If any State Street custody, accounting or other services agreement with you contains terms and conditions relating to computer systems or data access, this addendum shall constitute an amendment and supplement to them, and in the event of any inconsistency the provisions providing the greatest benefit to State Street shall control. This addendum cannot be modified or altered except in a writing duly executed by both of us and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

                                   Schedule A

                       STATE STREET BANK AND TRUST COMPANY

                 INVESTMENT ACCOUNTING AND CUSTODY FEE SCHEDULE
                                       FOR

                       PLATINUM UNDERWRITERS HOLDINGS LTD.

                                 AND AFFILIATES

I.    INVESTMENT ACCOUNTING

      ASSUMPTIONS

            >     $1.0 billion in assets

            >     Daily processing of investment transactions

            > Transactions to be provided to State Street in required file format for loading into PAM

            > Monthly pricing of portfolios to be provided by designated third party or Platinum Underwriters Holdings Ltd..

      INVESTMENT ACCOUNTING SERVICES

      Provide Platinum Underwriters with outsourcing of investment accounting including:

            >     Account for assets on a GAAP and statutory basis

            >     On-line, real-time access to PAM for Securities

            > Internal management reporting -- standard reports from PAM system

            >     On-line access to impromptu report writer for custom reporting

            >     Reconciliation of PAM to custody records for par value/shares

            > Standard PAM journals (cash, transaction and valuation) provided in ASCII file format


      INVESTMENT ACCOUNTING SERVICES FEES

                  ASSETS ACCOUNTED FOR

                  >     Up to first $1.0 billion        1.2 BASIS POINTS

                  >     Thereafter                               .8 BASIS POINTS

                  > IMPLEMENTATION FEE - One-time conversion fee of $20,000 for structuring of the portfolios on PAM for Securities and converting the "current" tax lot level position information. There will be an incremental charge of $5,000/rnonth for each month of historical investment information back loaded into PAM if required.

Please Note: The above fee schedule is based on information provided by Platinum Underwriters Holding, Ltd.. Significant changes in portfolio composition and activity may necessitate a revision of these terms. This fee schedule is confidential and is intended for Platinum Underwriters internal use only.

      FEE CALCULATION AND BILLING

      Fees will be calculated on a quarterly basis in advance and derived by multiplying the applicable basis point rates above by the total invested assets accounted for at the beginning of each quarterly billing period. The effective date for billing will begin with the first month-end reporting period State Street becomes the "book of record". The implementation fee is due upon contract signing.

                                   Schedule A

                       STATE STREET BANK AND TRUST COMPANY
                 INVESTMENT ACCOUNTING AND CUSTODY FEE SCHEDULE
                                       FOR
                       PLATINUM UNDERWRITERS HOLDINGS LTD.
                                 AND AFFILIATES

II.   CUSTODY

Maintain custody of fund assets. Settle portfolio purchases and sales. Report buy and sell fails. Determine and collect portfolio income. Make cash disbursements and report cash transactions. Monitor corporate actions. On-line access to portfolio information via In-sight.

       DOMESTIC CUSTODY

> Annual Asset Based Fee                                     .25 basis points
> Transaction charge for domestic trades         $7.50 per trade
> Options/Futures                                        $8.00 per transaction
> Third party money market investments           $7.50 per transaction
> Third Party F/X                                        $7.50 per transaction
> Wire transfers                                         $6.OO per transaction
> Physicals                                              $25.OO

Investments in State Street or SSGA investment products and F/X transactions initiated through State Street are free of charge.

III.  OUT-OF-POCKET EXPENSES

      A billing for the recovery of applicable out-of-pocket expenses will be made as of the end of each month. Out-of-pocket expenses include, but are not limited to, the following:

      > Overnight Mailings                       > Pre-approved Travel
      > Follow-up Training                       > Annual Audit Letter
      > External Pricing

IV.   TERMS

      The above referenced fee proposal is part of a three-year agreement between Platinum Underwriters Holdings Ltd. and State Street to provide investment accounting and custody services. State Street agrees to fix the above fee rates for three years from the date of the signed investment accounting and custody agreement; provided that significant changes in portfolio composition and activity may necessitate a revision of these terms.

                                   Schedule A


                       STATE STREET BANK AND TRUST COMPANY
                 INVESTMENT ACCOUNTING AND CUSTODY FEE SCHEDULE
                                       FOR

                       PLATINUM UNDERWRITERS HOLDINGS LTD.

                                 AND AFFILIATES

PLATINUM UNDERWRITERS HOLDINGS LTD.      PLATINUM REGENCY HOLDINGS

By                                       By
     ----------------------------             ----------------------------------

Title                                    Title
     ----------------------------             ----------------------------------

Date                                     Date
     ----------------------------             ----------------------------------

PLATINUM UNDERWRITERS BERMUDA, LTD.      PLATINUM UNDERWRITERS FINANCE, INC.

By                                       By
     ----------------------------             ----------------------------------

Title                                    Title
     ----------------------------             ----------------------------------

Date                                     Date
     ----------------------------             ----------------------------------

PLATINUM RE (UK) LIMITED                 STATE STREET BANK AND TRUST COMPANY

By                                       By
     ----------------------------             ----------------------------------

Title                                    Title
     ----------------------------             ----------------------------------

Date                                     Date
     ----------------------------             ----------------------------------

                                    EXHIBIT A
          Schedule of Investment Accounting and Recordkeeping Functions

The PAM Software's standard reports listed below will be made available to Client via dial-in access to the PAM Software. Client acknowledges that the timeliness of the reports generated by State Street in performing the Services as set forth below are based upon the timeliness of delivery of all necessary data.

A. MONTHLY OBLIGATIONS. State Street will provide to Client the following on a Statutory and GAAP basis:

      1.Transaction Recording and Review. All reports listed below will be made available via on-line to Client within two (2) business days after Client's Designated Custodian has provided to State Street all final custodian bank statements via on-line.

      Reports:
            >  Transaction Journal Report
            >  Transaction Ledger Report
            >  Asset Reconciliation Report

            A. The Transaction Journal Report will be available in a PAM ASCII file format for posting to Client's general ledger system. State Street will input and review of all manager directed trades originating from Client and outside managers. Client must ensure that all trades are promptly and accurately reported to State Street daily. In addition, the Client will review the Transaction Ledger report sent by State Street monthly or on an interim basis if requested.

            B. Any exceptions found in the custodian bank asset reconciliation process will be investigated and State Street will use reasonable efforts to resolve within twenty-four (24) hours. Any discrepancies will be resolved by making corrections to accounting system records or by notifying the custodian bank in writing via email or facsimile of a bank error to be corrected by the custodian bank. Client will be copied on all custodian bank correspondence.

            C. State Street will set up and review all new security master files. Client will have the primary responsibility for providing all necessary descriptive data on newly acquired securities.

      2. Cash Processing. All reports listed below will be made available via on-line to Client within two (2) business days after Client's Designated Custodian has provided State Street with all necessary cash detail via on-line. Cash Processing includes cash settlements, cash processing, suspense processing and inquiries of overdues.

      Reports:
            >  Cash Journal Report

                                    EXHIBIT A

          Schedule of Investment Accounting and Recordkeeping Functions

              >  Open Receivable/Payable Report
              >  Unapplied Cash Report

            A. The Cash Journal Report will be available in a PAM ASCII file format for posting to Client's general ledger system.

            B. Client shall supply State Street with written instructions to identify and record appropriate general ledger accounts to be offset for repetitive miscellaneous cash transactions and advise State Street on an as-needed basis for non-repetitive miscellaneous items.

            C. Client shall verify that (i) the total cash receipt and disbursement activity, and ending balances, by account, agree with the bank provided data; and (ii) open item listings appear reasonable and in-line with Client expectations. State Street shall not be responsible or liable for any incorrect information.

            D. Client must ensure that investment managers promptly respond to State Street inquiries regarding discrepancies resulting from trading activity initiated by them.

      3. Valuation of Assets. All reports listed below will be made available via on-line to Client within two (2) business days after Client, Client's Designated Custodian, or agreed upon market data vendor has provided State Street with all the necessary market prices.

      Reports:

               > Valuation Journal

               > Holdings Report

               > GAAP Holdings Report

               > Missing Prices Report

               > Income Earned Report

            A. The Valuation Journal will be available in a PAM ASCII file format for posting to Client's general ledger system.

            B. In order for State Street to value Client's portfolios Client must provide State Street with (i) all transaction positions for the month to be evaluated and (ii) pricing data.

            C. Upon receipt of all transaction positions for the month to be evaluated, State Street will use reasonable efforts to provide missing pricing data from the agreed upon market data vendor or Client. However, Client is responsible for any and all missing prices not supplied to State Street via the agreed upon market data vendor. In order to aide Client in determining those securities yet to be priced for the month, State Street will make available to Client the Missing Prices Report within twenty-four
            (24) hours after pricing is provided by the Client or agreed upon market data vendor.

            D. Client is required to monitor below investment grade securities and advise State Street in writing, no later than three (3) days prior to the delivery of all reports, if any permanent impairment recording is necessary.

            E. Client is responsible for reviewing and assuring all investment results for material reasonableness.

      4. Realized Gain/Loss. All reports listed below will be made available via on-line to Client within two (2) business days after Client has provided State Street with the necessary transaction information.

Reports:

            > Realized Gain/Loss Report

B. QUARTERLY AND ANNUAL OBLIGATIONS. State Street will provide the following on a quarterly and annual basis as necessary:

      1. Regu1atory (Statutory) Reporting. All reports listed below will be made available via on-line to Client within seven (7) business days after delivery of the month end reports.

Reports:

            > Schedule D - All Parts

            > Schedule DA - Parts I and II

            > Schedule DB

            > Risk Based Capital Report

            > Schedule E -- Securities on Deposit Report

            > Statutory Reconciliation Report by Book Value

            > Statutory Reconciliation Report by Carry Value

            > Statutory Holdings Report

State Street will also make available to Client the formatted file for Schedule D All Parts and DA Parts I and II for interface to Client's annual statement package provided the annual statement package is a PAM Software approved annual statement package.

      2. GAAP Reporting. Within seven (7) business days after delivery of the month-end reports, State Street will make available via on-line all final and reconciled reports listed below:

Reports:
            >  GAAP Maturity Distribution Report
            >  GAAP Footnote Disclosure Report

                                    EXHIBIT H

                                Control Agreement

                                CONTROL AGREEMENT

      Control Agreement dated as of November____, 2002, by and among ST. PAUL REINSURANCE COMPANY LIMITED ("PARTY A"), PLATINUM RE (UK) LIMITED ("PARTY B"), and STATE STREET BANK AND TRUST COMPANY ("CUSTODIAN") (the "AGREEMENT").

      WHEREAS, pursuant to a custodian and investment accounting agreement between Custodian and various affiliated parties including Party B (as amended, the "CUSTODIAN AGREEMENT"), Custodian acts as custodian for Party B's assets and, as such Custodian, has established a custodial account in the name of Party B in which the Collateral, as defined below (together with other assets of Party
B) is held; and

      WHEREAS, Party A and Party B have entered into a retrocession agreement, dated as of November _, 2002 (the "RETROCESSION AGREEMENT") and a security agreement, dated as of November, 2002 in the form attached hereto as Exhibit A (the "SECURITY AGREEMENT") pursuant to the terms of which, Party B will from time to time grant a continuing first priority security interest over certain assets specified by Party B and identified in writing to Custodian as Collateral as defined in the Security Agreement (the "COLLATERAL") to secure Party B's obligations under the Retrocession Agreements; and

      WHEREAS, Party A, Party B and Custodian are entering into this Agreement for the purpose of appointing Custodian to serve as collateral agent for Party A and to serve as securities intermediary as herein provided in order to provide Party A with control of the Collateral Accounts and the Collateral credited thereto and held therein (each as defined below), in each case for the purpose of perfecting and establishing the priority of Party A's security interest in such Collateral;

      NOW, THEREFORE, in consideration of the mutual promises set forth herein, it is agreed as follows:

1. APPOINTMENT AND ESTABLISHMENT OF ACCOUNTS.

      1.1 Party A hereby appoints Custodian as collateral agent on its behalf and Custodian hereby accepts such appointment. In addition, Custodian agrees to act as securities intermediary and/or depositary bank, as applicable, with respect to the Collateral Accounts and the Collateral held therein pursuant hereto.

      1.2 The Custodian has established and will maintain a segregated account (which may include one or more sub-accounts) entitled "Platinum Re (UK) Limited for the Benefit of St. Paul Reinsurance Company Limited" (the "Securities Account"); and a separate and segregated deposit account or accounts (as defined in Section 9-102 of the UCC) entitled "Platinum Re (UK) Limited for the Benefit of St. Paul Reinsurance Company Limited" (the "Deposit Account", and together with the Securities Account, the "COLLATERAL ACCOUNTS"), all as more particularly described on the attached Schedule 1, hereto. Each party hereto agrees that (i) the Securities Account constitutes a "securities account" within the meaning of Article 8 of the UCC, and (ii) all property now or hereafter held, credited or carried by, in or to the credit of Securities

Account (other than "Identified Securities", as defined in Section 5(vi), and cash) shall be treated as "financial assets" within the meaning of UCC Section 8-102(a)(9). Each of the Collateral Accounts shall be maintained separately and apart from any other account or sub-account of Party B. The Custodian shall not change the name of the Collateral Accounts without the prior written consent of Party A. Except for specified "Identified Securities", as provided hereinafter, Party B agrees that all financial assets credited to the Collateral Accounts shall be registered in the name of the Custodian, endorsed to the Custodian or in blank or credited to another securities account maintained in the name of the Custodian, and except for such Identified Securities, no financial asset credited to the Collateral Accounts shall be registered in the name of Party B, payable to the order of Party B or specially endorsed to Party B except to the extent the foregoing have been specially endorsed to the Custodian or in blank.

      1.3 The Custodian agrees that it shall promptly notify Party A and Party B in writing after becoming aware that any financial asset which constitutes Collateral is registered or endorsed otherwise than as provided in the foregoing
Section 1.2; provided, however, that the Custodian shall have no liability hereunder for the failure to deliver such notice except to the extent such failure results from its negligence or misconduct.

      1.4 Party B, from time to time, shall instruct Custodian in writing by any of the means mutually agreed to between Party B and Custodian (which shall constitute "Proper instructions" under the Custodian Agreement), to segregate and hold in a separate account the Collateral for the benefit of Party A, whereupon any such Collateral, other than cash Collateral, shall be credited to and held in the Securities Account, and any such cash Collateral shall be credited to and held in the Deposit Account. Custodian shall have no responsibility for determining the adequacy of any Collateral required hereunder or under the Retrocession Agreement, nor will it assume responsibility for any calculations related to any Collateral requirements under the Retrocession Agreement.

      1.5 All Cash Proceeds (as defined in UCC Section 9-l02(a)(9)) of the Collateral received by the Custodian, except for the Distributions (as defined in the Security Agreement (the "Distributions")), shall be deposited in the Collateral Accounts and become part of the Collateral.

2. Account Control.


      2.1 Security interest. This Agreement is intended by Party A and Party B to grant "control" of the Collateral Accounts to Party A for purposes of the perfection and priority of Party A's security interest in such Collateral pursuant to Article 8 and Article 9 of the UCC, and Custodian hereby acknowledges that it has been advised of Party B's grant to Party A of a security interest in the Collateral Accounts and the Collateral held therein. Notwithstanding the foregoing, Custodian makes no representation or warranty with respect to the creation or enforceability of any security interest in the Collateral Accounts or the Collateral held therein. Custodian shall promptly and in the exercise of due care and reasonable commercial standards comply with "entitlement orders" (as that term is defined in UCC Section 8-102(a)(8)), including but not limited to a Notice of Exclusive Control substantially in the form attached hereto as Exhibit B ("NOTICE OF EXCLUSIVE CONTROL"), originated by Party A and concerning the Collateral, without the further consent of Party B, including without limitation any entitlement order originated by Party A instructing the Custodian to deliver any or all of the Collateral to Party A or its designees.

      2.2 Control by Party B. Unless and except to the extent it has received a contrary entitlement order from Party A pursuant to Section 2.1, and except as provided in Section 2.3(i), below: (i) Custodian shall take actions with respect to the Collateral in the Collateral Accounts upon the instructions of Party B, and (ii) Custodian shall have no responsibility or liability to Party A or Party B for actions taken in accordance with such instructions. All entitlement orders and other instructions and communications that Party B is entitled, or desires, to give or make under this Agreement may be given or made either by Party B itself or its investment advisor as designated in writing by Party B to the Custodian from time to time.

      2.3 Control by Party A.

      (i) Party A agrees to provide Custodian, in the form of Exhibit C attached (as may be amended from time to time), the names and signatures of authorized parties who may give notices, instructions, or entitlement orders concerning the Collateral Accounts and the Collateral held therein. All entitlement orders and other instructions and communications that Party A is entitled, or desires, to give or make under this Agreement may be given or made either by Party A itself or its attorney in fact, as designated in writing by Party A to the Custodian from time to time. Other means of notice, instruction, or entitlement orders may be used provided that Party A and Custodian agree to appropriate security procedures. Upon receipt by Custodian of a Notice of Exclusive Control, and unless and until such Notice of Exclusive Control has been revoked in writing by Party A, Custodian shall thereafter follow only the instructions of Party A with respect to the Collateral Accounts and shall comply with any entitlement order or instructions (within the meaning of Sections 8-102, 9-104, and 9-106 of the UCC) received from Party A, without further consent of Party B or any other person, and Custodian will not comply with entitlement orders or instructions concerning the Collateral originated by Party B without the prior written consent of Party A.

      (ii) Party A represents and warrants to Party B that Party A will only issue to Custodian a Notice of Exclusive Control if Party A has determined in good faith that an event has occurred which entitles Party A to exercise its rights as a secured party with respect to the Collateral in the Collateral Accounts.

      (iii) Custodian shall have no responsibility or liability to Party B for complying with a Notice of Exclusive Control or complying with entitlement orders or instructions originated by Party A concerning the Collateral Accounts and the Collateral held therein. Custodian shall have no duty to investigate or make any determination to verify compliance by Party A or Party B with applicable law. Nor shall Custodian have any duty to verify the occurrence of an event entitling Party A to exercise its rights as a secured party with respect to the Collateral in the Collateral Accounts, and Custodian shall be fully protected in complying with a Notice of Exclusive Control whether or not Party B may allege that no such event has occurred.

      (iv) As between Party A and Custodian, notwithstanding any provision contained herein or in any other document or instrument to the contrary, Custodian shall not be liable for any action taken or omitted to be taken at the instruction of Party A, or any action taken or omitted to be taken under or in connection with this Agreement, except for Custodian's own negligence or willful misconduct in carrying out such instructions.

3. DISTRIBUTIONS. Custodian shall transfer the Distributions to the Party B within ten (10) days following the end of each calendar month, upon proper written instructions by Party B, to Party B's custodial account or any other account designated by Party B unless Custodian has received a Notice of Exclusive Control and, if any Notice of Exclusive Control is in effect, until such Notice of Exclusive Control has been revoked or rescinded in writing by Party A. The Distributions shall not be considered Collateral.

4. RELEASE OF COLLATERAL; RELEASE OF SECURITY INTEREST.

      4.1 Release of Collateral. As soon as reasonably practicable after receiving joint instructions from Party A and Party B, Custodian will release Collateral held in the Collateral Accounts in accordance with such instructions. Notwithstanding the foregoing, Custodian will release Collateral held in the Collateral Accounts upon receipt from Party B of a Substitution Notice as defined in the Security Agreement notifying Custodian of Party B's intention to substitute Qualified Assets as defined in the Security Agreement and in accordance with instructions from Party B that comport with such Substitution Notice, provided, that no contrary instructions have been received from Party A, and that no Notice of Exclusive Control is then in effect.

      4.2 Release of Security Interest. Party A agrees to notify Custodian promptly in writing when all obligations of Party B to Party A under the Retrocession Agreement and the Security Agreement have been fully satisfied or Party A otherwise no longer claims any interest in the Collateral in the Collateral Accounts, whichever is sooner; at which time Custodian shall have no further liabilities or responsibilities hereunder and Custodian's obligations under this Agreement shall terminate.

5. DUTIES AND SERVICES OF CUSTODIAN.

      (i) Custodian agrees that it is acting as a securities intermediary, as defined in Section 8-102 of the UCC with respect to the Collateral in the Securities Account, except Identified Securities. Custodian agrees, with respect to the Deposit Account, that it is acting as a "bank" as such term is used in
Section 9-102(a)(29) of the UCC. The parties hereto acknowledge that the Custodian Agreement is governed by the laws of The Commonwealth of Massachusetts and that, as a consequence, the jurisdiction of Custodian as securities intermediary and as bank is The Commonwealth of Massachusetts.

      (ii) Custodian shall have no duties, obligations, responsibilities or liabilities with respect to the Collateral Accounts and the Collateral held therein except as and to the extent expressly set forth in this Agreement and the Custodian Agreement, and no implied duties of any kind shall be read into this Agreement against Custodian including, without limitation, the duty to preserve, exercise or enforce rights in the Collateral and the Collateral Accounts. Custodian shall not be liable or responsible for anything done or omitted to be done by it in good faith and in the absence of negligence and may rely and shall be protected in acting upon any notice, instruction, entitlement orders, or other communication which it reasonably believes to be genuine and authorized.

      (iii) As between Party B and Custodian, except for the rights of control in favor of Party A agreed to herein, nothing herein shall be deemed to modify, limit, restrict, amend or supersede the terms of the Custodian Agreement, and Custodian shall be and remain entitled to all of the rights, indemnities, powers, and protections in its favor under the Custodian

Agreement, which shall apply fully to Custodian's actions and omissions hereunder. Instructions under this Agreement from Party B's authorized representative given in accordance with the terms of the Custodian Agreement shall also constitute Proper Instructions under the Custodian Agreement.

      (iv) As between Custodian and Party A, Party A shall indemnify and hold Custodian harmless with regard to any losses or liabilities of Custodian (including reasonable attorneys' fees) imposed on or incurred by Custodian arising out of any action or omission of Custodian in accordance with any notice, instruction, or entitlement order of Party A under this Agreement except for actions or omissions due to Custodian's own negligence or willful misconduct.

      (v) The parties hereto acknowledge that no "security entitlement" under the UCC shall exist with respect to any cash or to any financial asset held in the Collateral Accounts which is registered in the name of Party B, payable to the order of the Party B, or specially indorsed to Party B or any third party (each such asset an "IDENTIFIED SECURITY"), except to the extent such Identified Security has been specially indorsed by Party B to Custodian or in blank. The parties further acknowledge and agree that any such cash and/or Identified Securities received by Custodian and credited to the Collateral Accounts from time to time shall (so long as so credited to the Collateral Accounts and so long as this Agreement remains in effect) be held by Custodian for the benefit of and on behalf of Party A, not in its capacity as a "securities intermediary" (as defined in the UCC), but in its capacity as a collateral agent under and subject to the terms of this Agreement.

      (vi) For avoidance of doubt, Party A hereby acknowledges that any Collateral in the Collateral Accounts issued outside the United States ("FOREIGN SECURITY SYSTEM ASSETS") which may be held by Custodian, a sub-custodian within Custodian's network of sub-custodians (each a "SUB-CUSTODIAN") or a depository or book-entry system for the central handling of securities and other financial assets in which Custodian or the Sub-Custodian are participants may not permit Party B to have a security entitlement under the UCC with respect to such Foreign Security System Assets (and such property shall be deemed for purposes of this Agreement not to be a financial asset held within the Collateral Accounts). The parties hereby further acknowledge that Custodian gives no assurance that a security entitlement is created under the UCC with respect to Party B's assets held in Euroclear or Clearstream or their successors.

      (vii) Custodian shall from time to time employ one or more sub-custodians in accordance with the terms of the Custodian Agreement.

6. FORCE MAJEURE; SPECIAL DAMAGES. Custodian shall not be liable for delays, errors or losses occurring by reason of circumstances beyond its control, including, without limitation, acts of God, market disorder, terrorism, insurrection, war, riots, failure of transportation or equipment, or failure of vendors, communication or power supply. In no event shall Custodian be liable to any person for indirect, consequential or special damages, even if Custodian has been advised of the possibility or likelihood of such damages.

7. COMPLIANCE WITH LEGAL PROCESS AND JUDICIAL ORDERS. Custodian shall have no responsibility or liability to Party A or Party B or to any other person or entity for acting in accordance with any judicial or arbitral process, order, writ, judgment, decree or claim of lien relating to the Collateral Accounts and the Collateral held therein subject to this Agreement notwithstanding that such order or process is subsequently modified, vacated or otherwise determined to have been without legal force or effect.

8. CUSTODIAN REPRESENTATIONS. Custodian agrees and confirms, as of the date hereof, and at all times until the termination of this Agreement, that it has not entered into, and until the termination of this Agreement will not enter into, any agreement (other than the Custodian Agreement) with any other person or entity relating to the Collateral or the Collateral Accounts under which it has agreed to comply with entitlement orders (as defined in Section 8-102 of the UCC) of such other person or entity.

9. Access To Reports. Upon any pledge, release, or substitution of Collateral in the Collateral Accounts, Custodian shall notify Party A within one business day of such change. Custodian will provide to Party A a copy of a statement of the Collateral Accounts and the Collateral held therein within five (5) business days of the end of the calendar month; provided, however, that Custodian's failure to forward a copy of such statement to Party A shall not give rise to any liability hereunder.

10. INTERPLEADER. Notwithstanding any provision contained in this Agreement to the contrary, in the event of any dispute concerning this Agreement or the disposition of any of the Collateral or the Collateral Accounts, Custodian shall have the absolute right, at its election, to (a) refrain from taking any action (other than to hold the Collateral in accordance with the Custodian Agreement) until directed by written instructions signed by Party B and Party A or by final order of a court of competent jurisdiction; or (b) in the event of litigation between Party B and Party A, deliver all of the Collateral in the Collateral Accounts to the clerk of any court in which such litigation is pending, or file suit in interpleader and deliver the Collateral in the Collateral Accounts to the court in which the action is commenced, and obtain an order from the court requiring the parties to interplead and litigate in such court their claims and rights among themselves, whereupon Custodian shall thereby be relieved from any further liability respecting the Collateral and the Collateral Accounts.

11. FEES AND EXPENSES OF CUSTODIAN. In addition to the terms of the Custodian Agreement, Party B hereby agrees to pay and reimburse Custodian for any advances, fees, costs, expenses (including, without limitation, reasonable attorney's fees and costs) and disbursements that may be paid or incurred by Custodian in connection with this Agreement or the arrangement contemplated hereby, including any that may be incurred in performing its duties or responsibilities pursuant to the terms of this Agreement. Any fees, expenses or other amounts that may be owing to Custodian from time to time pursuant to the terms hereof, or of the Custodian Agreement shall be secured by any lien, encumbrance or other right Custodian may have under the Custodian Agreement or applicable law, and Custodian shall be entitled to exercise its rights and remedies against the Collateral and Collateral Accounts in accordance with the term's and conditions of the Custodian Agreement.

It is hereby expressly acknowledged and agreed by the parties that Custodian (including its agents) shall not be obligated to advance cash or investments to, for or on behalf of Party B in the Collateral Accounts, provided, however, that if Custodian does advance cash or investments to the Collateral Accoun1s for any purpose (including but not limited to securities settlements, foreign exchange contracts, assumed settlement or account overdraft) for the benefit of Party B, any property at any time held pursuant to this Agreement and the Custodian Agreement shall be security therefor and, should Party B fail to repay Custodian promptly, Custodian shall be entitled to utilize available cash and to dispose of Collateral in the Collateral Accounts to the extent necessary to obtain reimbursement.

12. NOTICES. Any notice, instruction, entitlement order, or other instrument required to be given hereunder, or requests and demands to or upon the respective parties hereto, shall be in writing and may be sent by hand, or by facsimile transmission, telex, or delivery by any recognized delivery service, prepaid or, for termination of this Agreement only, by certified or registered mail, and addressed as follows, or to such other address as any party may hereafter notify the other respective parties hereto in writing:


If to Party A, then:             If to Party B, then:             If to Custodian, then:
St. Paul Reinsurance Company     Platinum Re (UK) Limited         State Street Bank and Trust Company
Limited                          52 Lime Street                   801 Pennsylvania Avenue
27 Camperdown Street             London EC3M 7NL                  Kansas City, MO 64105
London El 8DS                    UK                               Attention: Vice President, Insurance
UK                               Attention: Guy Butler            Services
Attention: Company Secretary     Telephone: 011-44-207-220-8110   Telephone: (816) 871-4100
Telephone:                       Telecopy: 011-44-207-623-6610    Telecopy: (816) 871-9675
Telecopy: 01 1-44-207-488-6345

13. AMENDMENT. No amendment or modification of this Agreement will be effective unless it is in writing and signed by each of the parties hereto.

14. TERMINATION. This Agreement shall continue in effect until Party A has notified Custodian in writing that this Agreement is to be terminated. Upon receipt of such notice, Party A shall have no further right to originate entitlement orders concerning the Collateral Accounts and Party B shall be entitled to originate entitlement orders concerning the Collateral for any purpose and without limitation except as may be provided in the Custodian Agreement. This Agreement may also be terminated by Custodian, Party A or, with the prior written consent of Party A, Party B, and shall terminate in the event of the termination of the Custodian Agreement, following thirty (30) days prior written notice to the other parties hereto. Upon termination of this Agreement by any party, all Collateral in the Collateral Accounts that has not been released by Party A shall be transferred, within 30 days of such termination, to a successor custodian designated in writing by Party B and acceptable to Party
A. In the event no successor is agreed upon, Custodian shall be entitled to petition a court of competent jurisdiction to appoint a successor custodian and shall be indemnified by Party B for any costs and expenses (including, without limitation, attorneys' fees) relating thereto.

15. SEVERABILITY. In the event any provision of this Agreement is held illegal, void or unenforceable, the remainder of this Agreement shall remain in effect.

16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to the conflict of law provisions thereof.

17. HEADINGS. Any headings appearing on this Agreement are for convenience only and shall not affect the interpretation of any of the terms of this Agreement.

18. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same Agreement.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers or duly authorized representatives as of the date first above written.


ST. PAUL REINSURANCE COMPANY LIMITED

By:
    ------------------------------

Name:
      ----------------------------

Title:
       ---------------------------


PLATINUM RE (UK) LIMITED

By:
    ------------------------------

Name:
     -----------------------------

Title:
      ----------------------------


STATE STREET BANK AND TRUST COMPANY

By:
    ------------------------------

Name:
      ----------------------------

Title:
       ---------------------------

                                    EXHIBIT A

        TO CONTROL AGREEMENT AMONG ST. PAUL REINSURANCE COMPANY LIMITED, PLATINUM RE (UK) LIMITED AND STATE STREET BANK AND TRUST COMPANY

                         FORM OF THE SECURITY AGREEMENT

                                 [See attached]

                                    EXHIBIT B
    TO CONTROL AGREEMENT AMONG ST. PAUL REINSURANCE COMPANY LIMITED, PLATINUM
             RE (UK) LIMITED AND STATE STREET BANK AND TRUST COMPANY

                             [Letterhead of Party A]


[Date]


State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105

Attention: Vice President, Insurance Services

                           NOTICE OF EXCLUSIVE CONTROL

We hereby instruct you pursuant to the terms of that certain Control Agreement dated as of _____________, 2002 (as from time to time amended and supplemented, the "CONTROL AGREEMENT") among the undersigned, Platinum Re (UK) Limited (together with its successors and assigns, "PARTY B") and you, as Custodian, that you (i) shall not follow any instructions or entitlement orders of Party B with respect to the Collateral or the Collateral Accounts held by you for Party B, and (ii) unless and until otherwise expressly instructed by the undersigned, shall exc1usive]y follow the entitlement orders and instructions of the undersigned with respect to the Collateral or the Collateral Accounts.


Very truly yours,
St. Paul Reinsurance Company Limited.



By: __________________________
      Authorized Signatory


cc:

                                    EXHIBIT C
    TO CONTROL AGREEMENT AMONG ST. PAUL REINSURANCE COMPANY LIMITED, PLATINUM
             RE (UK) LIMITED AND STATE STREET BANK AND TRUST COMPANY

          AUTHORIZED PERSONS FOR ST. PAUL REINSURANCE COMPANY LIMITED

      State Street Bank and Trust Company is directed to accept and act upon written instructions received from any one of the following persons at St. Paul Reinsurance Company Limited

Name                 Telephone/Fax Number             Signature
----                 --------------------             ---------

1.                   1.Telephone                      1.
                                                        ------------------------
                     Facsimile

2.                   2. Telephone                     2.
                                                        ------------------------
                     Facsimile

3.                   3. Telephone                     3.
                                                        ------------------------
                     Facsimile

4.                   4. Telephone                     4.
                                                        ------------------------
                     Facsimile

5.                   5. Telephone                     5.
                                                        ------------------------
                     Facsimile

Authorized by: _____________________________

as authorized agent of St. Paul Reinsurance Company Limited
               Name:
                      ---------------------------
               Title:
                      ---------------------------

                                   SCHEDULE I
    TO CONTROL AGREEMENT AMONG ST. PAUL REINSURANCE COMPANY LIMITED, PLATINUM
             RE (UK) LIMITED AND STATE STREET BANK AND TRUST COMPANY

                               COLLATERAL ACCOUNTS

                                 Deposit Account

--------------------------------------------------------------------------------
           Description                                       Number
--------------------------------------------------------------------------------
Platinum Re (UK) fbo St. Paul Re             54798137
--------------------------------------------------------------------------------

                               Securities Account

--------------------------------------------------------------------------------
           Description                                       Number
--------------------------------------------------------------------------------
Platinum Re (UK) fbo St. Paul Re             CIW8
--------------------------------------------------------------------------------

                                    EXHIBIT I

                          Investment Advisory Agreement

                        ALLIANCE CAPITAL MANAGEMENT L.P.


                   Discretionary Investment Advisory Agreement

                                      With

                            Platinum Re (UK) Limited



                             Dated November___, 2002
                                (Effective Date)

            Alliance Capital Management L.P. (the "Adviser") and Platinum Re
(UK) Limited (the "Client") hereby agree as of the above date that the Adviser shall act as discretionary investment manager with respect to certain assets of the Client described below (the "Investment Account") on the following terms and conditions:

      1.    The investment Account

            The Investment Account established for the Client refer collectively to the Collateral Accounts defined in and subject to a certain Control Agreement by and among the Client, St. Paul Reinsurance Company Limited and State Street Bank and Trust Company, dated as of November___, 2002 and established as a condition of the 100% Quota Share Retrocession Agreement (Traditional) (the "Quota Share Retrocession Agreement"), by and between the Client and St. Paul Reinsurance Company Limited, dated as of November___, 2002, shall initially consist of cash, cash equivalents, stocks, bonds, and other securities placed in the Investment Account by the Client or which shall become part of such Investment Account as a result of transactions.

            All cash, securities and other assets in the Investment Account shall be held by such other party as the Client shall designate as trustee or custodian for such account (each, a "Custodian"). The Adviser shall not be responsible for any custodial arrangements involving the assets of the Investment Account or for the payment of any custodial charges and fees, nor shall the Adviser have possession or custody of any such assets. All payments, distributions and other transactions in cash, securities or other assets in respect of the investment Account shall be made directly to or from the Custodian for such Investment Account, and the Adviser shall have no responsibility or liability with respect to transmittal or safekeeping of such cash, securities or other assets of an Investment Account, or the acts or omissions of any Custodian or others with respect thereto. The Client may make additions to or withdrawals from the Investment Account established for it, provided the Adviser receives at least three (3) business days' prior written notice of withdrawals. Should the Client fail to provide the Adviser with timely written notice of any additions to or withdrawals from its Investment Account, the Adviser shall not be liable for any resulting investment or other loss, if any, which shall be incurred by or charged to the applicable investment Account, as the case may be. The Client agrees to provide or instruct the

Custodian for its Investment Account to provide to the Adviser such information as the Adviser may reasonably request as being necessary or appropriate to the performance of the Adviser's responsibilities to the Client under this Agreement.

      2.    Services of Adviser

            By execution of this Agreement, the Adviser accepts its appointment as investment manager for the Investment Account with full discretion and agrees to supervise and direct the investments of the Investment Account in accordance with the written investment objectives, policies and restrictions of the Client previously furnished to the Adviser as the same may be amended by the Client from time to time. In the performance of its services, the Adviser will not be liable for any error in judgment or any acts or omissions to act except those resulting from the Adviser's negligence, willful misconduct, malfeasance or material breach of this Agreement. Nothing herein shall in any way constitute a waiver or 1imitation of any right of any person under the Federal securities laws or any state securities laws

            The Adviser will make available to the Client a daily report on the positions of each of the investments in the Investment Account and a monthly written report of the inventory of investments in the Investment Account established for the Client. It is agreed that the Adviser, in the maintenance of its records, does not assume responsibility for the accuracy of information furnished by any Client or any other person.

      3.    Funding Policy

            The Client shall from time to time inform the Adviser in writing of the funding policy applicable to it and of its cash disbursement requirements. The Adviser shall make its investment decisions for an Investment Account in accordance with such funding policy and requirements.

      4.    Investment Objectives, Policies and Restrictions

            It will be the responsibility of the Client to notify the Adviser in writing of any modifications to Schedule A. The Client is also required to notify the Adviser in writing of specific restrictions governing its Investment Account under the current or future laws of any jurisdiction or by virtue of the terms of any other contract or instrument purporting to bind the Client or the Adviser.

      5.    Delivery of Client Documentation

            No later than the date of this Agreement, the Client will provide the Adviser with copies of all documents relevant to the Adviser's management of the Investment Account established for the Client, (i.e. trust agreement, pension plan documents, by-laws, etc.), including the Client's written statement of investment objectives, policies and restrictions referred to above. The Client further agrees to promptly deliver to the Adviser true and complete copies of all amendments of supplements to such documents. The Client will indemnify and hold harmless the Adviser against any and all losses, costs, claims and liabilities which it may suffer or incur arising out of any failure by the Client to provide to the Adviser the documents required to be furnished in accordance with the above provisions.

      6.    Discretionary Authority

            The Adviser, whenever it deems appropriate may (i) buy, sell, exchange, convert, liquidate or otherwise trade in any stock, bonds and other securities (including money market instruments) and contracts relating to the same, and (ii) subject to its duty to seek best execution, place orders for the execution of such transactions with or through such brokers, dealers or issuers as the Adviser in its absolute discretion may select.

            It is understood that, to the extent permitted by Schedule A, the Adviser or Alliance Capital Global Derivatives Corporation, an affiliate of the Adviser, may also effect transactions for the Investment Account of the Client in options and futures and other commodity contracts. In such event, the Client will execute any additional documentation which the Adviser deems necessary to enable it or its affiliate to engage in such transactions on behalf of its Investment Account. The Client represents and warrants that it is familiar with the requirements of the Commodity Exchange Act and the National Futures Association pertaining to commodity pool operators and has determined that it is in compliance with such requirements, to the extent applicable.

7.    Brokerage Transactions

            Fixed-income securities transactions for the investment Account will generally be effected in dealer markets where the Adviser will act as agent for the Client in the purchase or sale of fixed-income securities at a net price that includes a mark-up from the dealer. The Adviser will issue instructions to such issuers, brokers and dealers for the placement of orders for the Investment Account and instruct such dealers to forward to the Client copies of all confirmations promptly after the execution of transactions for the Client's investment Account.

      8.    Aggregation of Transactions

            The Client authorizes the Adviser in its discretion to aggregate purchases and sales of securities for its Investment Account with purchases and sales of securities of the same issuer for other clients of the Adviser occurring on the same day. When transactions are so aggregated, the actual prices applicable to the aggregated transactions will be averaged, and the Investment Account and the accounts of other participating clients of the Adviser will be deemed to have purchased or sold their proportionate share of the securities involved at the average price so obtained.

      9.    Transaction Procedures

            All transactions will be settled by payment to, or delivery by, the applicable Custodian of all cash, securities or other assets due to or from the investment Account. The

Adviser may issue such instructions to a Custodian as may be appropriate in connection with the settlement of transactions initiated by the Adviser. Instructions of the Adviser to a Custodian shall be transmitted in writing or, at the option of the Adviser, orally and confirmed in writing as soon as practical thereafter. The Adviser will take reasonable measures to insure that broker-dealers and issuers selected by the Adviser perform their obligations with respect to the Investment Accounts.

      10.   Fees

            The compensation of the Adviser for its services under this Agreement shall be calculated and paid by the Client in respect of the Investment Account established for it, in accordance with the Fee Schedule attached hereto as Exhibit A, as the same may be amended from time to time by mutual agreement between the Client and the Adviser. It is understood that, in the event that such fees are to be billed to and paid by the Custodian for an Investment Account, the Client will provide written authorization to the Custodian to pay the fees of the Adviser directly from the Investment Account. The Client shall be responsible solely for the fee due to the Adviser in respect of the Investment Account established for such Client.

      11.   Confidential Relationship

            All information provided by the Client or a Custodian to the Adviser shall be held as confidential by the Adviser; provided, however, as is necessary to carry out the purposes of this Agreement or as may be required by law, the Adviser shall be permitted to disclose or communicate to a proper party any information received from the Client or a Custodian or developed by the Adviser under the terms of this Agreement. All recommendations, advice and other work product of the Adviser developed under the terms of this Agreement and disclosed to the Client or a Custodian shall be held as confidential, except as required by law. Notwithstanding the foregoing, Client hereby authorizes the Adviser to disclose through whatever means it deems appropriate (CHECK THE APPROPRIATE BOXES BELOW):

      PLATINUM RE (UK) LIMITED

      (a) Yes |X| No | | that the Client is an investment management client of
                         the Adviser;

      (b) Yes |X| No | | the type of assets that the Adviser is managing for the
                         Client from time to time (e.g., fixed-income assets); and/or

      (c) Yes |X| No | | solely in the limited context of the Adviser's
                         responses to Request for Proposals ("RFPs"), the Adviser is also authorized by the Client to disclose in such RFPs, the value of the assets managed for the Client by the Adviser from time to time.

If the Client does not check either "yes" or "no" to any of the requested disclosure authorizations indicated in (a) through (c) above, the Client shall be deemed to have no objection to the Adviser disclosing the indicated information. The Client may revoke these authorizations in respect of itself, at any time by written notice to the Adviser.

      12.   Services to Other Clients

            It is understood that the Adviser performs investment advisory services for various clients including investment companies. The Client agrees that the Adviser may give advice and take action with respect to any of its other clients which may differ from advice given, or the timing or nature of action taken, with respect to the investment Account established for it, so long as it is the Adviser's policy, to the extent practical, to allocate investment opportunities to the Investment Account over a period of time on a fair and equitable basis relative to other clients.

            Nothing in this Agreement shall limit or restrict the Adviser or any of its directors, officers, affiliates or employees from buying, selling or trading in any securities or other assets for its or their own account or accounts, and the Client acknowledges that the Adviser, its directors, officers, affiliates and employees, and other clients of the Adviser, may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired, held or disposed of for the Investment Account.

            The Adviser will not have any obligation to initiate the purchase or sale, or to recommend for purchase or sale, for the Investment Account any security or other asset which the Adviser, its directors, officers, affiliates or employees may purchase, hold or sell for its or their own accounts or for the accounts of any other clients of the Adviser.

      13.   Non-Public Information

            The Adviser will have no obligation to purchase or sell for the Investment Account the securities of any issuer on the basis of any material non-public information as may come into its possession.

      14.   Representations by the Client

            The Client represents and warrants as to itself that (i) the appointment of the Adviser as discretionary investment adviser entitled to give entitlement orders or other instructions and communications to the Custodian is authorized by the governing documents (including, but not limited to the Quota Share Retrocession Agreement and all documents related thereto) relating to the Investment Account and that the terms of this Agreement do not violate any provisions thereof or any obligation by which it is bound, whether arising by contract, operation of law or otherwise; (ii) this Agreement has been duly authorized by appropriate action and when executed and delivered will be binding upon it in accordance with its terms; and (iii) it will deliver to the Adviser such evidence of such authority as the Adviser may reasonably require, whether by way of a certified resolution or otherwise.

      15.   Representations by Adviser

            The Adviser represents that (i) it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and (ii) that it has all other regulatory authority and capacity to enter into this Agreement and perform its duties hereunder.

      16.   Indemnification

            The Adviser agrees to indemnify and hold the Client harmless from any and all expenses, damages, costs and fees, including reasonable attorney's fees, which may be incurred by reason of the Adviser's negligence, willful misconduct, malfeasance, material breach of this Agreement or violation of applicable law.

      17.   Valuation

            In computing the market value of any security held in the Investment Account, the Adviser shall value such security through independent, recognized pricing services utilized by the Adviser for pricing securities held in its advisory accounts generally. Any other security or asset shall be valued in a manner determined in good faith by the Adviser to reflect its fair market value.

      18.   Receipt of Disclosure Statement

            The Client acknowledges receipt of Part II of the Advisers current Form ADV in compliance with Rule 204-3(b) under the Advisers Act more than forty eight (48) hours prior to the date of execution of this Agreement.

      19.   Notices

            Unless otherwise specified herein, all notices, instructions and advice with respect to security transactions or any other matters contemplated by this Agreement shall be deemed duly given when received by the Client and the Adviser, as applicable, at their addresses appearing below. In respect of the investment Account, the Adviser may rely upon any notice (written or oral) from any person whom the Adviser reasonably believes to be an authorized representative of the Client.

      20.   Specimen Signatures

            The Adviser will forward from time to time to the Client and the Custodian for the Client's investment Account, a list of names and specimen signatures of persons authorized to act on behalf of the Adviser. The Client will forward to the Adviser a list of names and specimen signatures of persons authorized to act on behalf of the Client shall cause the

Custodian of its Investment Account to forward a like list and specimen signatures to the Adviser.

      21.   Invalid Provisions

            If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future law, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or its severance from this Agreement.

      22.   Termination; Assignment; Amendment

            This Agreement may be terminated at any time by the Client in respect of its Investment Account by giving to the Adviser at least thirty (30) days prior written notice of such termination. This Agreement may be terminated at any time by the Adviser in respect of the investment Account by giving to the Client at least thirty (30) days prior written notice of such termination. Fees paid in advance of the effectiveness of the termination will be prorated to the date of termination specified in the notice of termination, and any unearned portion thereof will be refunded to the Client. No assignment, as that term is defined in the Advisers Act, shall be made by the Adviser without the written consent of the Client. No assignment shall be deemed to result from changes in the directors, officers or employees of the Adviser except as may be provided in the Advisers Act. The Adviser agrees that it will notify the Client of any change in the membership of the general partners of the Adviser within a reasonable time after such change. This Agreement may be amended or modified at any time by mutual agreement of the Client and the Adviser in writing.

      23.   Counterparts

            This Agreement may be executed in two or more counterparts, each one of which shall be deemed to be an original.

      24.   Governing Law

            To the extent Federal law does not apply, this Agreement shall be construed in accordance with and governed by the laws of the State of New York.

      25.   Entire Agreement

            This Agreement constitutes the entire agreement of the parties with respect to management of the Investment Account.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective representatives as of the date first above written.

                               PLATINUM RE (UK) LIMITED

                               BY:
                                   -----------------------
                                   Name:
                                   Title:

                               ADDRESS:  52 Lime Street
                                         London EC3M TNL
                                         UNITED KINGDOM
                                         Attention: Guy Butler

                               ALLIANCE CAPITAL MANAGEMENT L.P.

                               BY:    Alliance Capital Management
                                      Corporation, its General Partner

                               BY:
                                      ---------------------------------
                                      Louis T. Mangan
                                      Assistant Secretary

                               ADDRESS:  1345 Avenue of the Americas
                                         New York, New York 10105
                                         Attn: Holly Spencer
                                     cc: Managing Director, Institutional Asset
                                         Management

                            New Account Documentation
                                       for

                            Platinum Re (UK) Limited

The Adviser will require the documents identified below to establish its investment management relationship with Platinum Underwriters Bermuda, Ltd.

1.    Fully executed advisory agreement (with fee schedule attached).

2. Accurate list of securities to be transferred to new account unless initially consisting of cash or cash equivalents.

3. Written statement of investment objectives, guidelines and restrictions, if any.

4.    Form W-9/W-8, as applicable.

5.    List of Authorized Signatories.

6. Certified resolution of the Board of Directors or appropriate Committee authorizing appointment of the Adviser as investment adviser.

                                    EXHIBIT A

                        ALLIANCE CAPITAL MANAGEMENT L.P.

                  FIXED INCOME INSURANCE ASSET MANAGEMENT FEES
                                  PREPARED FOR


                            Platinum Re (UK) Limited

--------------------------------------------------------------------------------

FOR MINIMUM FIXED INCOME ACCOUNT SIZE OF $I BILLION

            Fee                              Assets
            ---                              ------

            0.19%     on the first           $100 million
            0.14%     on the next            $150 million
            0.11%     on the next            $250 million
            0.10%     on the balance


FOR FIXED INCOME ASSETS LESS THAN $1 BILLION

            Fee                              Assets
            ---                              ------

            0.20%     on the first           $l00 million
            0.15%     on the next            $150 million
            0.12%     on the next            $250 million
            0.10%     on the balance

                                   SCHEDULE A

                              INVESTMENT GUIDELINES

                              INVESTMENT GUIDELINES

                            PLATINUM RE (UK) LIMITED
                                ST. PAUL RE (UK)

INVESTMENT OBJECTIVE:
The Fund's assets are managed to provide a high degree of investment income subject to risk, guidelines, appropriate liquidity considerations, and tax efficiency.
Other objectives include to maintain or enhance the Platinum Group's [Financial/Credit] rating and to generate a superior long-term total rate of return versus a benchmark.

PORTFOLIO DURATION:
The targeted duration of the portfolio will be that of the liability stream, which Platinum will provide as needed. If no liability stream is available, a duration target of 3.5 years will apply. The portfolio could deviate as much as +/- one year away from this target. There is no limitation placed on the duration of individual securities.

PORTFOLIO CREDIT QUALITY:
The average quality of the managed fund should be no less than A/A2.


--------------------------------------------------------------------------------------------------------------------
                             SECURITY PARAMETERS:                                                DIVERSIFICATION
                                                                                                     LIMITS
--------------------------------------------------------------------------------------------------------------------
                                SECURITY:                                     RATING:
--------------------------------------------------------------------------------------------------------------------
i.  GOVERNMENT            Government securities issued by OECD              AA-/Aa3 or          100% per issuer
                          Governments                                         better            100% of portfolio
--------------------------------------------------------------------------------------------------------------------
ii. MONEY                 Repurchase and reverse repurchase                                       3% per issuer
    MARKETS               agreements                                                            100% of portfolio
                          ------------------------------------------------------------------------------------------
                          Negotiable Certificates of Deposit and Time        A-/A3 or             3% per issuer
                          Deposits, Demand Notes and Funding                  better            100% of portfolio
                          Agreements
                          ------------------------------------------------------------------------------------------
                          Commercial paper, including finance                A1/P1 or             3% per issuer
                          company paper and asset-backed commercial           better            100% of portfolio
                          paper
--------------------------------------------------------------------------------------------------------------------
iii. MORTGAGE             Mortgage backed securities whose collateral        A1/A2 or             5% per issuer
     BACKED               is guaranteed by FNMA, FHLMC or GNMA                better             30% of portfolio
     SECURITIES           - agency mortgage backed securities (pass-
     AND                  throughs and CMOs)
     ASSET-               ------------------------------------------------------------------------------------------
     BACKED               Asset-backed securities (an asset-backed           A/A2 or              5% per issuer
     SECURITIES           security issued by a discreet master trust          better             20% of portfolio
                          will be thought of as an individual issuer) -
                          Public and 144a asset-backed securities
                          ------------------------------------------------------------------------------------------
                          Publicly issued private label pass-throughs        A/A2 or              5% per issuer
                          and CMOs (excluding 1/Os and P/Os)                  better             30% of portfolio
--------------------------------------------------------------------------------------------------------------------
iv. COMMERCIAL            Commercial mortgage backed securities              A/A2 or              3% per issuer
    MORTGAGE              (including REITS)                                   better             10% of portfolio
    BACKED
    SECURITIES
--------------------------------------------------------------------------------------------------------------------
v.  MUNICIPAL BONDS       Municipal securities, including "general          A-/A3 or              3% per issuer -
                          obligation" and "revenue" bonds*                   better             100% of portfolio
                                                                         -------------------------------------------
                                                                          Greater than            3% per issuer
                                                                              BBB-               10% of portfolio
                                                                          /Baa3, less
                                                                           than A-/A3
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
vi.  CORPORATE            Notes, debentures, medium term notes or          A-/A3 or               3% per issuer
     SECURITIES           secured securities**                              better               50% of portfolio
                                                                          ------------------------------------------
                                                                          BBB-/Baa3               3% per issuer
                                                                          or better              20% of portfolio
                          ------------------------------------------------------------------------------------------
                          Credit default swaps (only when the swap         A-/A3 or               3% per issuer
                          {unfunded version} can create more investment     better               50% of portfolio
                          income than the bond for the same reference
                          entity).***
                                                                          ------------------------------------------
                                                                           BBB-/Baa3              3% per issuer
                                                                           or better             20% of portfolio
--------------------------------------------------------------------------------------------------------------------
vii. PREFERRED STOCKS     Preferred Stocks including Perpetual,            BBB-/Baa3             2.5% per issuer
                          Sinking Fund, Adjustable Rate and Fixed          or better             10% of portfolio
                          Rate
--------------------------------------------------------------------------------------------------------------------
viii. SOVEREIGN           Sovereign securities                             AA-/Aa3 or            50% per issuer
    AND                                                                      better              50% of portfolio
SUPRANATIONAL             ------------------------------------------------------------------------------------------
SECURITIES                Supranational securities                         AA-/Aa3 or            50% per issuer
                                                                             better              50% of portfolio
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The per issuer limitations are a function of the market value of the combined accounts (US, Bermuda and UK).

The maximum percentage for all securities rated BBB/Baa is 20% of the portfolio.

A maximum of 3O% of the portfolio to be invested in iii. Above.
--------------------------------------------------------------------------------

OTHER RESTRICTIONS:

Futures and options are permitted, provided the instrument is used as a hedge, with specific prior approval from Platinum.

-         Swaps
-         Futures
-         Exchange traded options
-         Over-the-counter options

Structured securities or securities with embedded options are permitted. Leverage is not permitted.

In the case of a split rating, the lower of the ratings available shall apply.

Should a security be downgraded below investment grade (BBB-/Baa3) the manager must notify and consult with Platinum as soon as reasonably practicable, regarding the optimal timing of the disposal.

For securities with variable principal repayment, the estimated duration should be used with respect to the duration restrictions.

All holdings must be denominated in the base currency of the relevant portfolio (but including legacy currencies in the case of Euros).


WITHHOLDING TAXES:

No investments shall be made that give rise to withholding taxes unless the after-tax returns are competitive with unavailable returns on which withholding taxes are not imposed, which will ordinarily only occur where the investor is able to utilize the withheld taxes as a credit against its domestic income tax liability. In general investments made with respect to the Bermuda account will, in the case of securities issued by U.S. issuers, be limited to securities that are eligible for the "portfolio interest exemption"- i.e., essentially securities that are in registered form and not issued by a 10% or more shareholder of Platinum Holdings.

KEY:

* General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds will be utilized when there is an after-tax benefit to the portfolio.

**    No more than 25% of the portfolio assets can be invested in an industry.

*** For Credit Default Swaps, the rating of the reference entity will serve as the rating for the Swap.

                                    EXHIBIT J

                               Security Agreement

                 ----------------------------------------------



                               SECURITY AGREEMENT



                           Dated as of November___, 2002



                                     between



                            PLATINUM RE (UK) LIMITED,
                                   as Debtor,


                                       and


                      ST. PAUL REINSURANCE COMPANY LIMITED,
                                as Secured Party




                 ----------------------------------------------

            THIS SECURITY AGREEMENT (this "Agreement"), dated as of November __, 2002, is made and entered into by and between PLATINUM RE (UK) LIMITED, a company incorporated in the United Kingdom (the "Debtor"), and ST. PAUL REINSURANCE COMPANY LIMITED, a company incorporated in the United Kingdom (the "Secured Party").

                             PRELIMINARY STATEMENTS

      1. The Debtor and the Secured Party entered into that certain 100% Quota Share Retrocession Agreement (Traditional), dated as of November__, 2002 (as such agreement may be amended, modified or supplemented from time to time, the "Retrocession Agreement").

      2. The Debtor and the Secured Party have appointed the Custodian (as hereinafter defined) to hold the Collateral (as hereinafter defined) as collateral agent and securities intermediary on behalf of the Secured Party pursuant to that certain Control Agreement, dated as of November___, 2002 among the Debtor, the Custodian and the Secured Party (the "Control Agreement"). The Debtor has also appointed the Investment Adviser (as hereinafter defined) to give advice from time to time in relation to the investment of such Collateral pursuant to that certain Discretionary Investment Advisory Agreement, dated as of November___, 2002 among the Debtor and the Investment Adviser (the "Investment Advisory Agreement").

      3. The parties hereto desire to enter into this Agreement, among other things, to grant to the Secured Party a continuing security interest in and to all of the Collateral as security for the Obligations (as hereinafter defined).

      4. This Agreement is being entered into pursuant to the terms of subsection (iv) of Section "Security" of the Retrocession Agreement.

            NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Definitions.

            (a) For all purposes of this Agreement capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Retrocession Agreement, the Control Agreement and the Investment Advisory Agreement (such meanings to be equally applicable to both the singular and plural forms of the terms defined) and all references in this Agreement to Sections are to Sections of this Agreement unless specified otherwise.

            (b) Except for the terms defined in this Agreement, the Retrocession Agreement, the Control Agreement or the Investment Advisory Agreement all terms defined in

Article 8 or 9 of the UCC which are used in this Agreement shall have the meaning specified in such Articles.

            (c) As used in this Agreement, the following terms shall have the following meanings:

            "Collateral" has the meaning assigned to that term in Section
2.01(a).

            "Collateral Accounts" mean Deposit Account and Securities Account.

            "Control Agreement" has the meaning assigned to that term in the Preliminary Statements.


            "Custodian" means State Street Bank and Trust Company, a Massachusetts trust company, as Custodian for the Debtor pursuant to the Custodian Agreement, or such other custodian as the Debtor may from time to time appoint with the prior written consent of the Secured Party.

            "Custodian Lien" means the lien on the Collateral Accounts in favor of the Custodian created pursuant to the Control Agreement.

            "Custodian Agreement" means that certain Custodian and Investment Accounting Agreement dated as of November 1, 2002 among the Custodian, the Debtor and certain related parties, as amended or supplemented from time to time.

            "Deposit Account" means the separate, segregated Deposit Account listed on Schedule I hereto and any other deposit accounts and sub-accounts which are established by the Custodian under, and subject to, the Control Agreement.

            "Distributions" means, with respect to Collateral, all interest, income and other payments and distributions of cash or other property in the nature of income with respect to that Collateral. Distributions will not include any item of property acquired by the Secured Party upon any disposition or liquidation of Collateral.

            "Ending Asset Value" has the meaning assigned to that term in
Section 3.02(a).

            "Ending Reserves" has the meaning assigned to that term in Section 3.02(a).

            "Excess Reserves" has the meaning assigned to that term in Section 3.02(b).

            "Event of Default" means a failure by the Debtor to pay any amount due under the Retrocession Agreement within 90 days of the due date for payment.

            "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            "Insolvency Event" means any one or more of the following: (a) the Debtor becomes unable or admits inability to pay its debts as they fall due, or
(b) the appointment of an administrator, receiver manager or administrative receiver with respect to any of the assets or undertaking of the Debtor, or (c) the presentation of any petition or making of any order for the administration or winding up of the Debtor or the taking of any other step in insolvency proceedings with respect to the Debtor, or (d) the grant of any moratorium in respect of the indebtedness of the Debtor or the entry into or proposal by the Debtor of any composition or compromise with its creditors.

            "Investment Adviser" means Alliance Capital Management L.P. or such other investment adviser as the Debtor may from time to time appoint with the prior written consent of the Secured Party.

            "Investment Advisory Agreement" has the meaning assigned to that term in the Preliminary Statements.

            "Investment Guidelines" has the meaning assigned to that term in the Investment Advisory Agreement.

            "Local Business Day" means:

            (a) in relation to a transfer of cash or other property (other than securities) under this Agreement, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place where the relevant account is located and, if different, in the principal financial center, if any, of the currency of such payment;

            (b) in relation to a transfer of securities under this Agreement, a day on which the clearance system agreed between the parties for delivery of the securities is open for the acceptance and execution of settlement instructions or, if delivery of the securities is contemplated by other means, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place(s) agreed between the parties for this purpose;

            (c) in relation to a valuation under this Agreement, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place of location of the Custodian and in the place(s) agreed between the parties for this purpose; and

            (d) in relation to any notice or other communication under this Agreement, in the place specified in the address for notice most recently provided by the recipient.

            "Notification Time" means 1:00 p.m., New York time, on a Local Business Day.

            "Notice of Exclusive Control" has the meaning assigned to that term in the Control Agreement.

            "Obligations" means all present and future obligations from time to time of the Debtor under the Retrocession Agreement and this Agreement, including but not limited to obligations relating to (a) reinsured losses and allocated loss expenses paid by the Secured Party, but not recovered from the Debtor, (b) reserves for reinsured losses reported and outstanding, (c) reserves for reinsured losses incurred but not reported, and (d) reserves for allocated reinsured loss expenses and unearned premiums.

            "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

            "Proceeds" has the meaning assigned to that term in Section 9-102(a)(64) of the UCC and, in any event, shall include, without limitation, the following property: (i) whatever is acquired upon the sale, lease, license, exchange, or other disposition of the Collateral, (ii) whatever is collected on, or distributed on account of, the Collateral), (iii) rights arising out of the Collateral, (iv) to the extent of the value of collateral, claims arising out of the loss, nonconformity, or interference with the use of defects or infringement of rights in, or damage to, the Collateral, or (v) to the extent of the value of collateral and to the extent payable to the Debtor or the Secured Party, insurance payable by reason of the loss or nonconformity of, defects or infringement of rights in, or damage to, the Collateral.

            "Property" means, with respect to any Person, any money, cash, cash equivalents, securities, investments, financial assets, security entitlements or other investment property.

            "Qualifying Assets" means and includes any security that conforms with the criteria set forth in the Investment Guidelines.

            "Reinsurance Contracts" has the meaning assigned to that term in the Retrocession Agreement.

            "Relevant Event" means any one or more of the fo11owing: (a) an Event of Default, or (b) the Debtor's failure to perform or otherwise comply or procure compliance with any of its obligations under the Retrocession Agreement, other than a failure constituting an Event of Default, if such failure continues for five Local Business Days after receiving from the Secured Party a written notice thereof, or (c) the Debtor's failure to perform or otherwise comply with any of its obligations under this Agreement, or (d) any Insolvency Event, or
(e) the Investment Adviser's failure to comply with any investment objectives, policies and restrictions as in effect from time to time under the Investment Advisory Agreement, or (f) the Custodian's failure to perform or otherwise comply with any of its obligations under the Control Agreement, or (g) the Custodian's failure to perform or otherwise comply with any of its obligations under the Custodian Agreement, if such failure impairs the security interest granted to the Secured Party under this Agreement.

            "Requirement of Law" means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and all Federal, state, local and foreign laws, rules and regulations, the rules of the National Association of

Securities Dealers and all orders, judgments, decrees or other determinations of any Governmental Authority or arbitrator, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

            "Retrocedant Ceding Commission" has the meaning assigned to that term in the Retrocession Agreement.

            "Retrocession Agreement" has the meaning assigned to that term in the Preliminary Statements.

            "Securities Account" means the separate, segregated Securities Account listed on Schedule I hereto and any other securities accounts and sub-accounts which are established by the Custodian under, and subject to, the Control Agreement.

            "Settlement Day" means, in relation to a date, (i) with respect to a transfer of cash or other property (other than securities), the next Local Business Day and (ii) with respect to a transfer of securities, the first Local Business Day after such date on which settlement of a trade in the relevant securities, if effected on such date, would have been settled in accordance with customary practice when settling through the clearance system agreed between the parties for delivery of such securities or, otherwise, on the market in which such securities are principally traded (or, in either case, if there is no such customary practice, on the first Local Business Day after such date on which it is reasonably practicable to deliver such securities).

            "Substitute Credit Support" has the meaning assigned to that term in
Section 306(a).

            "Substitution Notice" has the meaning assigned to that term in
Section 3.06(a).

            "UCC" means the Uniform Commercial Code as in effect from time to time in the Commonwealth of Massachusetts. All terms used herein without definitions that are defined in the UCC shall have the respective meanings given to those terms in the UCC, except where the context otherwise requires.

            "USD" means United States Dollars.

                                   ARTICLE II

                                SECURITY INTEREST

            Section 2.01 Grant of Security Interest. (a) The Debtor hereby assigns, pledges, conveys, sets over and transfers unto the Secured Party, and does hereby grant to the Secured Party, a continuing first priority security interest (subject to the Custodian Lien) in all of the right, title and interest of the Debtor in, to and under all of the following, whether now existing or hereafter from time to time acquired (collectively, the "Collateral"):

            (i) the Deposit Account, including any credit or other balances of account credited thereto or carried therein or other amounts transferred thereto;

            (ii) the Securities Account, including any credit or other balances of account credited thereto or carried therein or other amounts transferred thereto;

            (iii) all Qualifying Assets, all other Property transferred or required to be transferred from time to time in, or credited to or required to be credited from time to time to, the Collateral Accounts; provided, however, that, except as expressly provided in Section 4.04, Distributions shall not constitute Collateral;

            (iv) all rights, claims and causes of action, if any, that the Debtor may have against any Person in respect of the foregoing; and

            (v) all Proceeds of any or all of the other Collateral.

            (b) The Debtor agrees that this Agreement, the security interest granted pursuant to this Agreement and all rights, remedies, powers and privileges provided to the Secured Party under this Agreement are in addition to and not in any way affected or limited by any other security now or at any time held by the Secured Party to secure payment and performance of the Obligations.

            Section 2.02 Security for Obligations. The Collateral secures the prompt and complete payment and performance of all the Obligations.

            Section 2.03 Continued Perfection of Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment and performance in full of the Obligations. The security interest created under this Agreement shall not be impaired by any intermediate payment or performance of the whole or any part of the Obligations but shall secure the ultimate balance of the Obligations. The Debtor agrees that it will not take any actions or fail to perform any of its duties or obligations under this Agreement so that after giving effect to such action or inaction the Secured Party will then, or with the passage of time, cease to have a first priority perfected security interest (subject to the Custodian Lien) in any of the Collateral; provided, however, that investments, cash, securities, interest, dividends, financial assets or any other Property withdrawn from the Collateral Accounts in accordance with Section 3.02(b), 3.06(b), 4.03(a) or 6.01 shall not be Collateral from and after the time of such withdrawal.

            Section 2.04 Power of Attorney. The Debtor hereby irrevocably appoints the Secured Party as its attorney-in-fact with right of substitution, so that the Secured Party or any other Person empowered by the Secured Party shall be authorized, without need of further authorization from the Debtor, at any time upon the occurrence of and during the continuance of any Relevant Event, in the Secured Party's discretion to take any and all actions authorized or permitted to be taken by the Secured Party under this Agreement or by law, including but not limited to the power to:

            (a) take any action and execute or otherwise authenticate any instrument or other record which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including but not limited to, perfection of the security interest created under this Agreement in any jurisdiction in any part of the world;

                  (b) execute any transfer, bill of sale or other assurance in respect of the Collateral;

                  (c) exercise all the rights and powers of the Debtor in
            respect of the Collateral;

                  (d) ask for, demand, collect, sue for, recover, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral;

                  (e) receive, indorse, and collect any drafts or other
            instruments, documents and chattel paper, in connection therewith;
            and

                  (f) file any claims or take any action or institute any
            proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral.

            The Debtor hereby confirms and ratifies any and all actions and things performed or done by the Secured Party as the Debtor's attorney-in-fact or any of its representatives in each case pursuant to the powers granted hereunder.

            This special power of attorney shall be deemed coupled with an interest, and cannot be revoked by the Debtor until all of the Obligations have been paid and performed in full and the Retrocession Agreement has been terminated.

                                  ARTICLE III

                           CREDIT SUPPORT OBLIGATIONS

            Section 3.01 Initial Deposit of Collateral. On the date of this Agreement, the Debtor is transferring, or causing to be transferred, into the Collateral Accounts Qualifying Assets having a fair market value as at the date of this Agreement at least equal to 100% of the premia ceded by the Secured Party to the Debtor under the Retrocession Agreement.

            Section 3.02 Excess Reserves. (a) As of the end of each calendar quarter, the Debtor shall calculate the fair market value of the Assets held in the Collateral Accounts as of the last day of such quarter (such amount, the "Ending Asset Value") and the aggregate loss, loss adjustment expense reserves, unearned premium reserves, Retrocedant Ceding Commission and other reserves related to the Reinsurance Contracts as reflected in Debtor's management accounts, as of the last day of such quarter (the "Ending Reserves") and shall provide such calculation to the Secured Party within forty-five days of the end of such quarter.

            (b) The excess of the Ending Reserves over the Ending Asset Value, if any, shall be the "Excess Reserves". To the extent the Ending Reserves exceed the Ending Asset Value, the Debtor shall within 3 Local Business Days deposit sufficient Qualifying Assets with a fair market value equal to such Excess Reserves. To the extent the Ending Asset Value exceeds the Ending Reserves, the Secured Party shall, upon the Debtor's request, join the Debtor in instructing the Custodian to release Collateral with a fair market value equal to the amount of such excess, provided, however, that no Relevant Event has occurred and is continuing.

            Section 3.03 Disputed Calculations or Valuations. Upon receipt of the quarterly calculation from the Debtor, the Secured Party shall have the right to reasonably object to such calculation and to offer a reasonable proposal for the amount of the reserves described in Section 3.02 hereof. If the parties in good faith are not able to resolve the disagreement within two weeks of the Secured Party's indication of disagreement, the parties shall mutually agree upon an independent actuarial firm to determine an appropriate level of aggregate reserves as described in Section 3.02 hereof with respect to the Reinsurance Contracts, such level to be no more than the amount proposed by the Secured Party and no less than the amount reported by the Debtor, and both parties agree to be bound by such determination. In such case the Debtor shall deposit sufficient Qualifying Assets with a fair market value equal to Excess Reserves (if any) within 3 Local Business Days after receipt of the actuary report. The fees and expenses of the actuarial firm shall be shared equally by the Debtor and the Secured Party.

            Section 3.04 Transfers. Subject to Section 3.03 and unless otherwise agreed between the parties from time to time, if an obligation to transfer Qualified Assets or Collateral has become due by the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the date such obligation has become due; if an obligation becomes due after the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the day after the date such obligation became due.

            Section 3.05 Calculations. The parties agree that valuations calculated by the Debtor or, as the case may be, by the Secured Party for the purpose of this Agreement shall prevail over any valuations performed by or for the Investment Adviser pursuant to the terms of the Investment Advisory Agreement.

            Section 3.06 Substitutions.

            (a) The Debtor (acting, where applicable, through the Investment Adviser) may on any Local Business Day by notice (a "Substitution Notice") inform the Secured Party and the Custodian that it wishes to substitute the Qualified Assets specified in that Substitution Notice (the "Substitute Credit Support") for certain Qualified Assets specified in the Substitution Notice and held in the Collateral Accounts (the "Original Credit Support").

            (b) Following the service of such Substitution Notice, the Original Credit Support shall be released, upon written instructions by the Debtor, to the Debtor against delivery of the Substitute Credit Support (or an undertaking for such delivery) in accordance with the customary settlement procedures; provided, however, that no Relevant Event has occurred and is continuing.

                                   ARTICLE IV

                                   COLLATERAL

            Section 4.01 No Duty. Except to the extent otherwise required by applicable law, the Secured Party will have no duty with respect to Collateral, including, without limitation, any duty to collect any Distributions, or enforce or preserve any rights pertaining to Collateral.

            Section 4.02 Custodians.

            (a) The Debtor shall appoint the Custodian to hold Collateral in accordance with the Control Agreement, and the Debtor shall cause all such Collateral to be transferred to, and held by, the Custodian.

            (b) The Debtor shall be liable for the acts or omissions of the Custodian and the Investment Adviser to the same extent that the Debtor would be liable under this Agreement for its own acts or omissions.

            Section 4.03 Maintenance of Collateral Accounts. In addition to, and not in limitation or in lieu of, the obligation of Custodian to honor entitlement orders as provided in the Control Agreement,

            (a) the Secured Party agrees that until such time, if any, that the Secured Party delivers a Notice of Exclusive Control to the Custodian, the Debtor shall be entitled (i) subject to Section 3.06(b), to give entitlement orders and all other forms of instructions to invest, through the Investment Adviser, where applicable, the Collateral held in the Collateral Accounts solely in cash or categories of securities defined as Qualified Assets, which upon their acquisition shall constitute the Collateral, (ii) subject to Section 4.04,to receive and give entitlement orders and all other forms of instructions with respect to all Distributions (subject, where applicable, to prior deduction by the Custodian of any fees or expenses owed to Custodian by the Debtor for the provision of its custodial services from time to time), and (iii) to exercise, or to direct the Custodian to exercise on its behalf, any voting rights attached to any of the Collateral (but only in a manner consistent with the terms of this Agreement); provided that the Debtor shall not have the authority to (x) terminate or close the Collateral Accounts, or (y) sell, transfer, exchange, assign, lease or hire out, factor, discount, license, lend, part with its interest in or otherwise dispose of any of the Collateral or permit the same to occur, or agree to do any of the foregoing, without prior written consent of the Secured Party, except, in each case, as expressly permitted under this Agreement. The Secured Party agrees that (i) until a Relevant Event occurs or unless a Relevant Event would be caused by a proposed substitution of Collateral by the Debtor, it shall not give entitlement orders, deliver Notice of Exclusive Control or give any other forms of instructions with regard to the Collateral Accounts and the financial assets and other Property on deposit therein or credited thereto (other than joint instructions in accordance with this Agreement), and (ii) it shall join the Debtor in giving instructions requested by or on behalf of the Debtor so long as no Relevant Event then exists or would be caused by the execution of such instructions.

            (b) if at any time the Secured Party delivers a Notice of Exclusive Control to the Custodian, the Debtor agrees that, from and after delivery thereof until the written revocation or rescission of such notice by the Secured Party, (i) the Secured Party shall be the sole Person to give all entitlement orders and other demands and instructions with respect to the Collateral Accounts or any financial asset credited thereto or carried therein or any other Collateral, (ii) if it has received any Collateral from the Custodian in violation of the terms of the Control Agreement, it shall hold such Collateral in trust for the Secured Party and shall promptly thereafter deliver such Collateral to the Secured Party and (iii) it shall execute and deliver, and use its best efforts to cause the Custodian to execute and deliver, to the Secured Party all proxies and other instruments as the Secured Party may reasonably request for the purpose of enabling the Secured Party to exercise any voting or other consensual rights pertaining to any Collateral. Notice of Exclusive Control shall be deemed to be revoked or rescinded upon receipt by the Custodian from the Secured Party of written notice thereof. The Secured Party agrees to deliver a notice of revocation or rescission upon request of the Debtor at any time when no Relevant Event has occurred or is continuing.

            Section 4.04 Distributions. Subject, where applicable, to prior deduction by the Custodian of any fees or expenses owed to the Custodian by the Debtor for the provision of its custodial services from time to time, the Custodian shall transfer the Distributions to the Debtor within 10 days following the end of each calendar month, upon proper written instructions by the Debtor, to Debtor's custodial account held with the Custodian or any other account designated by the Debtor; provided, however, that the Secured Party has not delivered a Notice of Exclusive Control that has not been revoked or rescinded by the Secured Party, and that a Relevant Event has not occurred and is continuing. The Secured Party shall execute such instructions, if any, as may be required to permit such credit to be effected. Any Distributions (or portion thereof) not transferred pursuant to this Section 4.04 shall constitute Collateral and will be subject to the security interest granted under Section 2.01(a) or otherwise will be subject to the set-off provided in Section 6.01(c).

                                   ARTICLE V

               GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

            The Debtor represents, warrants and covenants, which representations, warranties and covenants shall be deemed to be repeated as of each date on which the Debtor transfers, or causes to be transferred, any Qualified Assets into the Collateral Accounts and shall survive execution and delivery of this Agreement and the payment in full of the Obligations, as follows:

            Section 5.01 Power to Grant Security Interest. The Debtor has the power to grant a security interest in any Collateral pursuant hereto and has taken all necessary actions to authorize the granting of that security interest.

            Section 5.02 Necessary Filings. All filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect, to the extent a security interest may be perfected thereby, the security interest granted by the Debtor to the Secured Party hereby in respect of the Collateral have been accomplished, and the first priority security interest granted to the Secured Party pursuant to this Agreement (subject to the Custodian Lien) in and to the Collateral constitutes a valid first priority perfected security interest which is superior and prior to the rights of all other Persons (other than the Custodian Lien) and enforceable against the Debtor (including in Bermuda) and, in each case, subject to no other Liens, sales, assignments, conveyances, settings over or transfers.

            Section 5.03 No Liens. The Debtor is the owner of all Collateral free from any Lien or other right, title or interest of any Person (other than the Custodian Lien), and the Debtor shall defend such Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Secured Party.

            Section 5.04 Other Financing Statements. There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral, and so long as any of the Obligations remain unpaid, the Debtor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby.

            Section 5.05 Consents. No consent of any Person and no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority of any jurisdiction is required as of the date of the execution and delivery of this Agreement for (i) the grant by the Debtor of the pledge, assignment and security interest granted hereby with respect to the Collateral, (ii) the execution, delivery or performance of this Agreement by the Debtor, (iii) the pledge, assignment and security interest created hereby with respect to the Collateral (including the first priority nature of such pledge, assignment and security interest with respect to the Collateral (subject to the Custodian Lien)) other than the execution and delivery of the Control Agreement and filing of appropriate financing statements or similar filings or notifications in respect of the Collateral or (iv) the exercise by the Secured Party of the rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement.

            (b) The Debtor shall use its best efforts to obtain after the date of the execution and delivery of this Agreement such other consents, authorizations, and approvals and obtain such other actions by, and provide such notices to or make such filings with, any Governmental Authority of any jurisdiction as may be, in the reasonable judgment of the Secured Party, necessary after the date of this Agreement (i) for the grant by the Debtor of the pledge, assignment and security interest granted hereby or for the execution, delivery or performance of this Agreement by the Debtor, (ii) for the pledge, assignment and security interest created hereby with respect to the Collateral (including the first priority nature of such pledge. assignment and security interest with respect to the Collateral (subject to the Custodian
Lien)) or (iii) for the exercise by the Secured Party of the rights, remedies and powers provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement.

            Section 5.06 Further Actions. The Debtor will, at its own expense, make, execute, endorse, acknowledge, or otherwise authenticate and file and/or deliver to the Secured Party from time to time such confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates and other assurances, instruments or other records, and take such further steps relating to the Collateral and other property or rights covered by the interests hereby granted, which the Secured Party, upon written direction, deems reasonably appropriate or advisable to perfect, preserve or protect its security interests in the Collateral.

            Section 5.07 Financing Statements. The Debtor agrees to execute or otherwise authenticate (if necessary) and deliver to the Secured Party such financing statements (or similar statement or instrument of registration under the law of any jurisdiction), in form acceptable to the Secured Party as it may from to time reasonably request or as are necessary or desirable time in its reasonable opinion to establish and maintain the security interests contemplated hereunder as valid, enforceable and first priority security interests (subject to the Custodian Lien) as provided herein and the other rights and security contemplated herein, all in accordance with the UCC as enacted in any and all relevant jurisdictions or any other Requirement of Law. The Debtor will pay any applicable filing fees and related expenses. The Debtor authorizes the Secured Party to file any such financing statements without the signature of the Debtor.

                                   ARTICLE VI

                   REMEDIES UPON OCCURRENCE OF RELEVANT EVENT

            Section 6.01 Remedies; Obtaining and Disposition of the Collateral Upon Default. The Debtor agrees that, if any Relevant Event has occurred and is continuing, then and in every such case, subject to any Requirements of Law, the Secured Party may:

            (a) deliver a Notice of Exclusive Control, instructions or entitlement orders with respect to the Collateral Accounts or the Collateral;

            (b) exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC to enforce this Agreement and the security interest contained herein, and also may (A) if applicable, require the Debtor to, and the Debtor hereby agrees that it will at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to both parties, or (B) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Debtor agrees that, to the extent notice of sale shall be required by law, at least thirty (30) days' notice to the Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned;

            (c) hold any money held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral, as collateral for, and/or, then, or at any time thereafter, apply such amounts, in whole or in part, against all or any part of the Obligations, and to make any currency conversions or effect any transaction in currencies which it thinks fit, and to do so at such times and rates as it thinks proper; and

            (d) exercise any and all rights and remedies of the Debtor under or in respect of the Collateral.

            Section 6.02 Waiver of Claims. Except as otherwise provided in this Agreement, the Debtor hereby waives, to the extent permitted by all Requirements of Law:

            (a) all damages occasioned by taking of possession except any damages which are the direct result of the gross negligence or willful misconduct of the Secured Party or any Person acting on its behalf or instruction;

            (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Secured Party's rights hereunder; and

            (c) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any Requirement of Law in order to prevent or delay the enforcement of this Agreement (including, without limitation, any right to claim that such enforcement should be stayed pending the outcome of any other action or proceeding (including any arbitration proceeding)) or the absolute sale of the Collateral or any portion thereof, and the Debtor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such Requirements of Law.

            Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Debtor therein and thereto, and shall be a perpetual bar both at law and in equity against the Debtor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Debtor.

            Section 6.03 Deficiencies and Excess Proceeds. The Secured Party shall transfer, or cause to be transferred, to the Debtor any proceeds and Collateral remaining after exercising remedies under Section 6.01 and after satisfaction in full of all amounts payable by the Debtor with respect to any Obligations. For the avoidance of doubt, it is understood that the Debtor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations.

            Section 6.04 Remedies Cumulative. No failure or delay on the part of the Secured Party, in exercising any right, power or privilege hereunder and no course of dealing between the Debtor and the Secured Party shall operate as a waiver hereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise hereof or the exercise of any other right, power or privilege hereunder. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Secured Party would otherwise have. No notice to or demand on the Debtor in any case shall entitle the Debtor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Secured Party to any other or further action in any circumstances without notice or demand.

            Section 6.05 Discontinuance of Proceedings. In case the Secured Party shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Secured Party, then and in every such case the Debtor, the Secured Party shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Secured Party shall continue as if no such proceeding had been instituted.

                                  ARTICLE VII

                                 MISCELLANEOUS

            Section 7.01 Expenses.

            (a) Except as otherwise provided in this Section 7.01(b) and 7.01(c), each party will pay its own costs and expenses (including any stamp, transfer or similar transaction tax or duty payable on any transfer it is required to make under this Agreement) in connection with performing its obligations under this Agreement and neither party will be liable for any such costs and expenses incurred by the other party.

            (b) The Debtor shall promptly pay when due all taxes, assessments or charges of any nature that are imposed with respect to Collateral upon becoming aware of the same.

            (c) All reasonable costs, expenses, charges and fees paid or incurred by the Secured Party in the exercise of any of the rights, remedies or powers granted hereunder shall be for the account of the Debtor, and the Debtor undertakes promptly on demand to pay the same or, as the case may be, to reimburse the Secured Party and/or its agents, representatives, successors and assigns as the case may be, for any monies paid by it with interest thereon to the extent that there are then insufficient funds available in the Collateral Accounts for this purpose.

            Section 7.02 Notices. All communications between the parties hereto or notices provided herein to be given may be given to the following addresses:

            If to the Secured Party:

                        St. Paul Reinsurance Company Limited
                        27 Camperdown Street
                        London El 8DS

                        United Kingdom
                        Attn: Company Secretary
                        Facsimile No.: 44-207-488-6345

            If to the Debtor:

                        Platinum Re (UK) Limited
                        52 Lime Street
                        London EC3M 7NL
                        United Kingdom
                        Attn: Guy Butler
                        Facsimile No.: 44-207-623-66 10

            All notices or other communications required or permitted to be given hereunder shall be in writing and shall be considered as properly given
(a) if delivered in person, (b) if sent by internationally recognized overnight delivery service, or (c) if sent by facsimile transmission. Notice so given shall be effective upon receipt by the addressee; provided, however, that if any notice is tendered during normal business hours on a Local Business Day to an addressee in accordance with this Section 7.02 and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. Any party shall have the right to change its address for notice hereunder to any other location by the giving of 30 days notice to the other parties in the manner set forth hereinabove.

            Section 7.03 Instructions. All entitlement orders and other instructions and communications that the Debtor is entitled, or desires, to give or make under this Agreement may be given or made either by the Debtor itself or by the Investment Adviser, acting on behalf of the Debtor. All entitlement orders and other instructions and communications that the Secured Party is entitled, or desires, to give or make under this Agreement may be given or made either by the Secured Party itself or by its attorney in fact.

            Section 7.04 Waiver; Amendment. This Agreement may be changed, waived, discharged, or terminated only by an instrument in writing executed by all of the parties hereto.

            Section 7.05 Obligations Absolute. The obligations of the Debtor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from, the Retrocession Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such instrument or agreement or this Agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Agreement or the Retrocession Agreement or any other instrument or agreement referred to therein; (c) any furnishing of any additional security to the Secured Party or any acceptance thereof or any sale, exchange, release, surrender or realization of or upon any security by the

Secured Party; or (d) any invalidity, irregularity or unenforceability of all or part of the Obligations or of any security therefor.

            Section 7.06 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that the Debtor may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Secured Party.

            Section 7.07 Headings Descriptive, etc. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

            Section 7.08 Governing Law; Submission to Jurisdiction and Venue. This Agreement is a contract made under the laws of The Commonwealth of Massachusetts of the United States of America and shall for all purposes be governed by and construed in accordance with the laws of such Commonwealth. Any legal action or proceeding against the Debtor with respect to this Agreement may be brought in the courts of The Commonwealth of Massachusetts in the County of Suffolk, or in the federal courts of the United States for the District of Massachusetts, it being understood that nothing herein shall affect the right of the Secured Party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Debtor in any jurisdiction, and, by execution and delivery of this Agreement, the Debtor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Debtor agrees that a judgment, after exhaustion of all available appeals, in any such action or proceeding shall be conclusive and binding upon the Debtor, and may be enforced in any jurisdiction, by a suit upon such judgment, a certified copy of which shall be conclusive evidence of the judgment.

            (b) The Debtor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

            Section 7.09 Waiver of Jury Trial. Each of the Debtor and the Secured Party hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out or relating to this Agreement, or any other instrument or document delivered hereunder or thereunder.

            Section 7.10 Termination; Release. This Agreement shall terminate on the earlier of (i) the irrevocable payment and performance in full or termination or waiver of the Obligations (other than contingent surviving obligations), as confirmed by a joint notice from the Debtor and the Secured Party, or (ii) such time as the Debtor delivers a notice to the Secured Party and the Custodian that the Ending Reserves so reported by the Debtor do not exceed USD 100 million as of two consecutive calendar years ends, provided, however, that no Relevant Event shall have occurred and be continuing. Upon such termination, the Secured Party shall, at the Debtor's expense, execute and deliver to the Debtor such documents, and take such other acts, as the Debtor shall reasonably request to evidence, or give effect to, such termination.

            Section 7.11 Reinstatement. Notwithstanding anything herein to the contrary, this Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Debtor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Debtor or any substantial part of its property, or otherwise, all as though such payments had not been made.

            Section 7.12 Counterparts. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be an original, and both of which shall together constitute one and the same instrument.

            Section 7.13 Severability. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected and/or impaired thereby.

                           [SIGNATURE PAGE FOLLOWS.]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                             PLATINUM RE (UK) LIMITED, as Debtor

                                             By:________________________________
                                             Name:
                                             Title:


                                             ST. PAUL REINSURANCE COMPANY
                                             LIMITED, as Secured Party

                                             By:________________________________
                                             Name:
                                             Title:

                                                                      SCHEDULE I

                              COLLATERAL ACCOUNTS

                                Deposit Account

             Description                                         Number
    Platinum Re (UK) fbo St.Paul Re                             54798137

                               Securities Account

             Description                                         Number
   Platinum Re (UK) fbo St. Paul Re                               CIW8


                                      S-1